As Filed with the Securities and Exchange Commission on April 30, 1998

                                            Registration No. 333-29811
                                                             811-08269
============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

               Pre-Effective Amendment No.                 [ ]


               Post-Effective Amendment No.   6             [X]


                                    and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


               Amendment No.   7                           [X]


                             Variable Account  J
                         (Exact Name of Registrant)

                  Liberty Life Assurance Company of Boston
                             (Name of Depositor)

              175 Berkeley Street,  Boston, Massachusetts 02117
      (Address of Depositor's Principal Executive Offices)  (Zip Code)

      Depositor's Telephone Number, including Area Code:  617-357-9500

                             Lee W. Rabkin, Esq.
                  Liberty Life Assurance Company of Boston
                             175 Berkeley Street
                              Boston, MA 02117
                   (Name and Address of Agent for Service)

                                 Copies to:
     James J. Klopper, Esq.               Joan E. Boros, Esq.
     Keyport Life Insurance Company  and  Jorden Burt Boros Cicchetti
     125 High Street, 13th Floor          Berenson & Johnson LLP
     Boston, MA 02110                     1025 Thomas Jefferson Street, N.W.
                                          Washington, DC 20007

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485

(X) on May 1, 1998 pursuant to paragraph (b) of Rule 485
( ) 60 days after filing pursuant to paragraph (a)(1) of Rule 485

( ) on [date] pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Variable Portion of the Contracts Funded Through the Separate Account.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.
============================================================================

Exhibit List on Page ____



                     CONTENTS OF REGISTRATION STATEMENT




                              The Facing Sheet

                              The Contents Page

                            Cross-Reference Sheet


                                   PART A

                                 Prospectus


                                   PART B

                     Statement of Additional Information


                                   PART C

                                Items 24 - 32

                               The Signatures

                                  Exhibits
                             VARIABLE ACCOUNT J

                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

                      CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-4

N-4 Item       Caption in Prospectus

 1.            Cover Page
 2.            Glossary of Special Terms
 3.            Summary of Expenses

 4.            Condensed Financial Information

               Performance Information
 5.            Liberty Life and the Variable Account
               Eligible Funds
 6.            Deductions
 7.            Allocations of Purchase Payments
               Transfer of Variable Account Value
               Substitution of Eligible Funds and Other Variable Account
               Changes
               Modification of the Certificate
               Death Provisions for Non-Qualified Certificates
               Death Provisions for Qualified Certificates
               Certificate Ownership
               Assignment
               Partial Withdrawals and Surrender
               Annuity Benefits
               Suspension of Payments
               Inquiries by Certificate Owners
 8.            Annuity Provisions
 9.            Death Provisions for Non-Qualified Certificates
               Death Provisions for Qualified Certificates
               Annuity Options
10.            Purchase Payments and Applications
               Variable Account Value
               Valuation Periods
               Net Investment Factor
               Sales of the Certificates
11.            Partial Withdrawals and Surrender
               Option A:  Income For a Fixed Number of Years
               Right to Revoke
12.            Tax Status
13.            Legal Proceedings
14.            Table of Contents - Statement of Additional Information

                  Caption in Statement of Additional Information

15.            Cover Page
16.            Table of Contents
17.            Liberty Life Assurance Company of Boston
18.            Safekeeping of Assets, Experts
19.            Not applicable
20.            Principal Underwriter
21.            Investment Performance
22.            Variable Annuity Benefits
23.            Financial Statements


This Amendment No. 6 to the Registration Statement of Form N-4 which initially became effective on July 15, 1997 (the "Registration Statement") is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended. The prospectus, statement of additional information ("SAI") and exhibits which are amended hereby initially became effective on July 30, 1997, in Post-Effective Amendment No. 1. This Amendment relates only to the prospectus, SAI, and exhibits included in this Amendment and does not otherwise delete, amend, or supersede any information contained in Post-Effective Amendment No. 5 to the Registration Statement.





                                   PART A



                         May 1, 1998 Prospectus for





                                   LIBERTY
                          ADVISOR VARIABLE ANNUITY






                       Including Fund Prospectuses for

                           THE ALGER AMERICAN FUND

                ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

                      LIBERTY VARIABLE INVESTMENT TRUST

                        MFS VARIABLE INSURANCE TRUST

                     STEINROE VARIABLE INVESTMENT TRUST








                         Annuities are:
                          not insured by the FDIC;
                          not a deposit or other obligation of, or
                            guaranteed by, the depository institution;
                          subject to investment risks, including the
                            possible loss of principal amount invested.




Distributed by:

Keyport Financial Services Corp.
125 High Street, Boston, MA 02110-2712

Issued by:
Liberty Life Assurance Company of Boston
175 Berkeley Street, Boston, MA 02117

Liberty Life Service Office
125 High Street, Boston, MA 02110-2712




LAVAP 11/97

____Yes.I would like to receive the Liberty Advisor Variable Annuity Statement of Additional Information.

____Yes.I would like to receive the Statement of Additional Information for the Eligible Funds of:

____ The Alger American Fund

____ Alliance Variable Products Series Fund, Inc.

____ Liberty Variable Investment Trust

____ MFS Variable Insurance Trust

____ SteinRoe Variable Investment Trust

Name

Address

City State Zip


                             BUSINESS REPLY MAIL
                FIRST CLASS MAIL  PERMIT NO. 6719  BOSTON, MA
                      POSTAGE WILL BE PAID BY ADDRESSEE

                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                               125 HIGH STREET
                            BOSTON, MA 02110-9773

            NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.



                       GROUP FLEXIBLE PURCHASE PAYMENT
                     DEFERRED VARIABLE ANNUITY CONTRACT
                                  ISSUED BY
                             Variable Account J
                                     OF
                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

This Prospectus offers Group Variable Annuity Contracts (the "Contracts") and the related Certificates (the "Certificates") that are designed to fund benefits under certain group arrangements including those that qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). As required by certain states, the Certificates may be offered as individual contracts. Unless otherwise noted or the context so requires all references to the Certificates include the Contracts and the individual Contracts. The Certificates are offered on a flexible payment basis.

The variable annuity Contract (form number DVA(1)NY) and the Certificates described in this prospectus provide for accumulation of Certificate Values on a variable basis, and also on a fixed basis, and payments of periodic annuity payments on either a variable or a fixed basis. The Certificates are designed for use by individuals for retirement planning purposes.

This prospectus generally describes only the variable features of the Certificate (for a summary of the fixed features, see Appendix A on Page
28). If the Certificate Owner elects to have Certificate Values accumulated on a variable basis, Purchase Payments will be allocated to a segregated investment account of Liberty Life Assurance Company of Boston ("Liberty Life"), designated Variable Account J ("Variable Account").

The Variable Account invests in shares of the following Eligible Funds at their net asset value: The Alger American Fund ("Alger American Fund")- Alger American Growth Portfolio ("Alger Growth") and Alger American Small Capitalization Portfolio ("Alger Small Cap"); Alliance Variable Products Series Fund, Inc. ("Alliance Series Fund") - Global Bond Portfolio ("Alliance Global Bond") and Premier Growth Portfolio ("Alliance Premier Growth"); Liberty Variable Investment Trust ("Liberty Trust") (formerly named Keyport Variable Investment Trust)-- Colonial Growth and Income Fund, Variable Series ("Colonial Growth and Income"); Colonial International Fund for Growth, Variable Series ("Colonial Int'l Fund for Growth"); Colonial Strategic Income Fund, Variable Series ("Colonial Strategic Income"); Colonial U.S. Stock Fund, Variable Series ("Colonial U.S. Stock"); Liberty
All-Star Equity Fund, Variable Series ("Liberty All-Star Equity"); Newport Tiger Fund, Variable Series ("Newport Tiger"); and Stein Roe Global Utilities Fund, Variable Series ("Stein Roe Global Utilities"); MFS Variable Insurance Trust ("MFS Trust") -- MFS Emerging Growth Series ("MFS Emerging Growth") and MFS Research Series ("MFS Research"); and SteinRoe Variable Investment Trust ("SteinRoe Trust") -- Stein Roe Balanced Fund, Variable Series ("Stein Roe Balanced"); Stein Roe Growth Stock Fund, Variable Series ("Stein Roe Growth Stock"); Stein Roe Money Market Fund, Variable Series
("Stein Roe Money Market"); Stein Roe Mortgage Securities Fund, Variable Series ("Stein Roe Mortgage Securities"); and Stein Roe Special Venture Fund, Variable Series ("Stein Roe Special Venture").

The Variable Account may offer other forms of the Contracts and Certificates with features, and fees and charges which vary from the Certificates, and provide for investment in other Sub-accounts which may invest in different or additional mutual funds. Other Contracts and Certificates will be described in separate prospectuses and statements of additional information. The agent selling the Contracts and Certificates has information concerning the eligibility for and the availability of the other forms of the Contracts and Certificates.

A Statement of Additional Information dated the same as this prospectus has been filed with the Securities and Exchange Commission and is herein incorporated by reference. It is available, at no charge, by writing the Principal Underwriter, Keyport Financial Services Corp. at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the Statement of Additional Information is on Page 27.

The Certificates may be sold by or through banks or other depository institutions. The Contract and Certificates: are not insured by the FDIC; are not a deposit or other obligation of, or guaranteed by, the depository institution; and are subject to investment risks, including the possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS  PROSPECTUS  SETS FORTH THE INFORMATION A PROSPECTIVE  INVESTOR  SHOULD
KNOW  BEFORE  INVESTING.   THE  PROSPECTUS SHOULD  BE  RETAINED  FOR  FUTURE
REFERENCE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED BY LIBERTY LIFE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THIS OFFERING, AND IF GIVEN OR MADE, SUCH UNAUTHORIZED INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON.

The date of this prospectus is May 1, 1998


                              TABLE OF CONTENTS

                                                                Page
Glossary of Special Terms                                       3
Summary of Expenses                                             4
Synopsis                                                        7

Condensed Financial Information                                 8
Performance Information                                         8
Liberty Life and the Variable Account                           9
Year 2000 Matters                                              10
Purchase Payments and Applications                             10
Investments of the Variable Account                            10
  Allocations of Purchase Payments                             10
  Eligible Funds                                               11
  Transfer of Variable Account Value                           13
  Substitution of Eligible Funds and Other Variable
    Account Changes                                            14
Deductions                                                     14
  Deductions for Certificate Maintenance Charge                14
  Deductions for Mortality and Expense Risk Charge             15
  Deductions for Daily Distribution Charge                     15
  Deductions for Contingent Deferred Sales Charge              15
  Deductions for Transfers of Variable Account Value           16
  Deductions for Premium Taxes                                 16
  Deductions for Income Taxes                                  17
  Total Variable Account Expenses                              17
Other Services                                                 17
The Certificates                                               18
  Variable Account Value                                       18
  Valuation Periods                                            18
  Net Investment Factor                                        19
  Modification of the Certificate                              19
  Right to Revoke                                              19
Death Provisions for Non-Qualified Certificates                19
Death Provisions for Qualified Certificates                    20
Certificate Ownership                                          21
Assignment                                                     21
Partial Withdrawals and Surrender                              21
Annuity Provisions                                             21
  Annuity Benefits                                             21
  Income Date and Annuity Option                               22
  Change in Income Date and Annuity Option                     22
  Annuity Options                                              22
  Variable Annuity Payment Values                              23
  Proof of Age, Sex, and Survival of Annuitant                 23
Suspension of Payments                                         23
Tax Status                                                     23
  Introduction                                                 23
  Taxation of Annuities in General                             24
  Qualified Plans                                              25
  Tax-Sheltered Annuities                                      25
  Individual Retirement Annuities                              26
  Corporate Pension and Profit-Sharing Plans                   26
  Deferred Compensation Plans with Respect to Service
    for State and Local Governments                            26
Variable Account Voting Privileges                             26
Sales of the Certificates                                      26
Legal Proceedings                                              27
Inquiries by Certificate Owners                                27
Table of Contents_Statement of Additional Information          27
Appendix A_The Fixed Account (also known as the Modified
  Guaranteed Annuity Account)                                  28
Appendix B_Telephone Instructions                              31


                          GLOSSARY OF SPECIAL TERMS

Accumulation Unit: An accounting unit of measure used to calculate Variable Account Value.

Annuitant: The Annuitant is the natural person to whom any annuity payments will be made starting on the Income Date. The Annuitant may not be over age 90 on the Certificate Date (age 75 for Qualified Certificates and age 90 for Roth IRA Qualified Certificates).

Certificate Anniversary: The same month and day as the Certificate Date in each subsequent year of the Certificate.

Certificate  Date:   The effective date of the Certificate; it is  shown  on
the Certificate Schedule.

Certificate Owner: The person (or persons in the case of joint ownership) who possesses all the ownership rights under the Certificate. The primary Certificate Owner may not be over age 90 on the Certificate Date (age 75 for Qualified Certificates, age 90 for Roth IRA Qualified Certificates and age 90 for a joint Owner).

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value.

Certificate Withdrawal Value: The Certificate Value increased or decreased by a limited Market Value Adjustment less any premium taxes and Certificate Maintenance Charge and applicable Contingent Deferred Sales Charges.

Certificate Year: Any period of 12 months commencing with the Certificate Date and each Certificate Anniversary thereafter shall be a Certificate Year.

Covered Person: The person(s) identified on the Certificate Schedule whose death may result in an Adjustment of Certificate Value, a waiver of any Contingent Deferred Sales Charges and a waiver of any Market Value Adjustment or whose medically necessary stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the Contingent Deferred Sales Charge.

Designated Beneficiary: The person who may be entitled to receive benefits following the death of the Annuitant, Certificate Owner, or joint Certificate Owner. The Designated Beneficiary will be the first person among the following who is alive on the date of death: primary Certificate Owner; joint Certificate Owner; primary beneficiary; contingent beneficiary; and if none of the above is alive, the primary Certificate Owner's estate. If the primary Certificate Owner and joint Certificate Owner are both alive, they will be the Designated Beneficiary together.

Eligible Funds: The mutual funds that are eligible investments for the Variable Account under the Certificates.

Fixed Account: Part of Liberty Life's general account to which Purchase Payments may be allocated or Certificate Values may be transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Certificate prior to the Income Date.

Guarantee Period Anniversary:  An anniversary of a Guarantee Period's  Start
Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Subsequent Guarantee Period Months begin on the same day in the ensuing months.

Guarantee Period Year: The first Guarantee Period Year is the annual period which begins on the Start Date. Subsequent Guarantee Period Years begin on each Guaranteed Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as it is not totally surrendered, the Certificate Value under a Certificate does not go to zero, and there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Office: Liberty Life's executive office, which is 175 Berkeley Street, Boston, Massachusetts 02117.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan established pursuant to the provisions  of
Sections  401,  403(b),  408(b),  or 408A of  the  Internal   Revenue  Code.
Liberty Life treats Section 457 plans as Qualified Plans.

Service Office: Liberty Life's Service Office which is 125 High Street, Boston, Massachusetts 02110.

Start Date:  The date an amount is first allocated to a Guarantee Period.

Variable Account: A separate investment account of Liberty Life into which Purchase Payments under the Certificates may be allocated. The Variable Account is divided into Sub-Accounts ("Sub-Account") that correspond to the Eligible Funds in which they invest.

Variable   Account  Value:  The  value  of  all  Variable  Account   amounts
accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to Liberty Life, signed by the Certificate Owner and a disinterested witness, and filed at Liberty Life's Service Office.
                             SUMMARY OF EXPENSES

The expense summary format below, including the examples, was adopted by the Securities and Exchange Commission to assist the owner of a variable annuity certificate in understanding the transaction and operating expenses the owner will directly or indirectly bear under a certificate. The values reflect expenses of the Variable Account as well as the Eligible Funds under the Certificates. The expenses shown for the Eligible Funds and the examples should not be considered a representation of future expenses.

Certificate Owner Transaction Expenses

Sales Load Imposed on Purchases:                       0%

Maximum Contingent Deferred Sales Charge
(as a percentage of Purchase Payments):                7%1

        Years from Date of Payment         Sales Charge

                   1                           7%
                   2                           6%
                   3                           5%
                   4                           4%
                   5                           3%
                   6                           2%
                   7                           1%
                   8 or later                  0%

Maximum Total Certificate Owner Transaction Expenses2
  (as a percentage of Purchase Payments):               7%

Annual  Certificate Maintenance Charge3                $36

The Certificate Maintenance Charge will be waived before the Income Date if:

     (i)   it is the first Certificate Anniversary;
      (ii) the Certificate Value is greater than or equal to $40,000 on the Certificate Anniversary date this charge is imposed, or
      (iii) Purchase Payments of at least $2,000 have been made in the prior Certificate Year and there has been no partial withdrawal in the prior Certificate Year.

The Certificate Maintenance Charge will be waived on and after the Income Date for the current year if:

      (i) variable annuity Option A (Income for a Fixed Number of Years) is applicable; and
     (ii) at the time of the first payment of the year, the present value of all the remaining payments (see "Option A" on Page 28) is greater than or equal to $40,000.

                      Variable Account Annual Expenses
                   (as a percentage of average net assets)

Mortality and Expense Risk Charge:                           1.25%
Distribution Charge:                                          .15%
Total Variable Account Annual Expenses:                      1.40%

          Alger American Fund, Alliance Series Fund, Liberty Trust,
               MFS Trust, and SteinRoe Trust Annual Expenses4
                   (as a percentage of average net assets)

                                                           Total Fund
                                                            Operating
                                                          Expenses After
                            Management      Other           Any Expense
Fund                          Fees        Expenses        Reimbursements5

Alger Growth                    .75%          .04%           .79%

Alger Small Cap                 .85%          .04%           .89%
Alliance Global Bond            .56%          .38%           .94%(1.03%)5
Alliance Premier Growth        1.00%          .08%          1.08%5
Colonial Growth & Income        .65%          .14%           .79%
Colonial Int'l Fund for Growth  .90%          .44%          1.34%
Colonial Strategic Income       .65%          .15%           .80%(.82%)5
Colonial U.S. Stock             .80%          .14%           .94%
Liberty All-Star Equity         .80%          .20%          1.00%(1.45%)5
Newport Tiger                   .90%          .35%          1.25%
Stein Roe Global Utilities      .65%          .18%           .83%
MFS Emerging Growth             .75%          .25%           .87%
MFS Research                    .75%          .25%           .88%
Stein Roe Balanced              .45%          .21%           .66%
Stein Roe Growth Stock          .50%          .21%           .71%
Stein Roe Money Market          .35%          .25%           .60%
Stein Roe Mortgage Securities   .40%          .30%           .70%
Stein Roe Special Venture       .50%          .23%           .73%


THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. LIBERTY LIFE HAS NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

Example #1 _ Assuming surrender of the Certificate at the end of the periods shown.6

A $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.

Sub-Account                    1 Year     3 Years     5 Years     10 Years
Alger Growth                    $ 93        $122        $162        $319
Alger Small Cap                   94         125         167         331
Alliance Global Bond              94         127         170         338
Alliance Premier Growth           94         127         171         340
Colonial Growth & Income          93         122         162         319
Colonial Int'l Fund for Growth    99         141         195         395
Colonial Strategic Income         93         123         162         321
Colonial U.S. Stock               94         127         171         340
Liberty All-Star Equity           94         127         170         337
Newport Tiger                     97         137         188         379
Stein Roe Global Utilities        93         123         163         322
MFS Emerging Growth               95         129         174         346
MFS Research                      95         129         174         346
Stein Roe Balanced                91         119         155         304
Stein Roe Growth Stock            92         120         159         312
Stein Roe Money Market            91         118         154         301
Stein Roe Mortgage Securities     92         120         157         308
Stein Roe Special Venture         92         121         160         314

Example #2 _ Assuming annuitization of the Certificate at the end of the periods shown.6

A $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.

Sub-Account                    1 Year     3 Years     5 Years     10 Years
Alger Growth                     23         73         132         319
Alger Small Cap                  24         76         137         331
Alliance Global Bond             24         78         140         338
Alliance Premier Growth          24         78         141         340
Colonial Growth & Income         23         73         132         319
Colonial Int'l Fund for Growth   29         93         165         395
Colonial Strategic Income        23         74         132         321
Colonial U.S. Stock              24         78         141         340
Liberty All-Star Equity          24         78         140         337
Newport Tiger                    27         88         158         379
Stein Roe Global Utilities       23         74         133         322
MFS Emerging Growth              25         80         144         346
MFS Research                     25         80         144         346
Stein Roe Balanced               21         70         125         304
Stein Roe Growth Stock           22         71         129         312
Stein Roe Money Market           21         69         124         301
Stein Roe Mortgage Securities    22         70         127         308

Stein Roe Special Venture        22         72         130         314


Example #3 _ Assuming the Certificate stays in force through the periods shown.

A $1,000 investment in each Sub-Account listed would be subject to the same expenses shown in Example #2, assuming 5% annual return on assets.

1Contingent Deferred Sales Charges are deducted only if the Certificate is totally or partially surrendered. A surrender will not incur the Charge percentage shown as follows:

1. In any Certificate Year, Certificate Owners may withdraw an aggregate amount, not to exceed, at the time of withdrawal, the Certificate's earnings, which equal: (a) the Certificate Value, less (b) the portion of the Purchase Payments not previously withdrawn.

2. In any Certificate Year after the first, Certificate Owners may withdraw, in addition to the amount available in 1., the amount by which 10% of the Certificate Value as of the preceding Certificate Anniversary exceeds the amount available in 1.


2Liberty Life reserves the right to impose a transfer fee after prior notice to Certificate Owners, but currently does not impose any charge. Premium taxes are not shown. Liberty Life deducts the amount of premium taxes, if any, when paid unless Liberty Life elects to defer such deduction.

3This  charge  will  be waived on the first Certificate Anniversary  and  in
certain   other  instances  (see  "Deductions  for  Certificate  Maintenance
Charge").

4All Trust and Fund expenses are for 1997, except for Alliance Premier Growth which has been restated to reflect current charges. The Alliance Series Fund (Alliance Global Bond only) and, Liberty Trust (Colonial Strategic Income and Liberty All-Star Equity only) expenses reflect such Fund's or Trust's adviser's agreement to reimburse expenses above certain limits (see footnote 5).

5Expense information shown for Alliance Global Bond is net of any voluntary expense reimbursements. The Alliance Series Fund Adviser has agreed to continue such reimbursements for the foreseeable future. The percentage shown in the parentheses is what the total expenses would be in the absence of expense reimbursement: for Alliance Global Bond - 1.03%. For Alliance Premier Growth, the fees have been restated to reflect the discontinuation of expense reimbursements effective 5/1/98 (see footnote 4). The expenses for 1997 were .95% and, in the absence of expense reimbursement, total expenses would have been 1.10%.

Liberty Trust's manager has agreed until 4/30/99 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: 1.00% for Colonial Growth & Income, Stein Roe Global Utilities, Liberty All-Star Equity and Colonial U.S. Stock; 1.75% for Colonial Int'l Fund for Growth and Newport Tiger; and .80% for Colonial Strategic Income. Each percentage shown in the parentheses is what the total expenses would have been in the absence of expense reimbursement: for Colonial Strategic Income - .82%; and for Liberty All-Star Equity - 1.45%.

MFS Trust's Adviser has agreed to bear, subject to reimbursement, expenses for each of the two Eligible Funds shown such that each Fund's total operating expenses shall not exceed, on an annualized basis, 1.25% of the average daily net assets of the Fund from January 1, 1997 through December 31, 1998, and 1.50% of the average daily net assets of the Fund from January 1, 1999 through December 31, 2004; provided however, that this obligation may be terminated or revised at any time.

SteinRoe Trust's adviser has voluntarily agreed until 4/30/99 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: .80% for Stein Roe Special Venture and Stein Roe Growth Stock; .65% for Stein Roe Money Market; .75% for Stein Roe Balanced; and .70% for Stein Roe Mortgage Securities.


6The annuity is designed for retirement planning purposes. Surrenders prior to the Income Date are not consistent with the long-term purposes of the Certificate and the applicable tax laws.

The examples should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See
"Deductions" in this prospectus, "Management of the Fund" in the prospectuses for Alger American Fund and the Alliance Series Fund, "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Liberty Trust, "Management of the Series" and "Expenses" in the prospectus for MFS Trust, and "How the Funds are Managed" in the prospectus for SteinRoe Trust.

                                  SYNOPSIS

The following Synopsis should be read in conjunction with the detailed information in this prospectus and the Statement of Additional Information. Please refer to the Glossary of Special Terms for the meaning of certain defined terms. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements which are attached to this prospectus, or in endorsements to the Certificates, as appropriate.

The Certificate allows Certificate Owners to allocate Purchase Payments to the Variable Account and also to the Fixed Account. The Variable Account is a separate investment account maintained by Liberty Life. The Fixed Account is part of Liberty Life's "general account", which consists of all Liberty Life's assets except the Variable Account and the assets of other separate investment accounts maintained by Liberty Life. Certificate Owners may allocate payments to, and receive annuity payments from the Variable Account and/or the Fixed Account. If the Certificate Owner allocates payments to the Variable Account, the accumulation values and annuity payments will fluctuate according to the investment experience of the Sub-Accounts chosen. If the Certificate Owner allocates payments to the Fixed Account, the accumulation values will increase at guaranteed interest rates and annuity payments will be of a fixed amount. Fixed Account Values are subject to a limited market value adjustment. (See Appendix A on Page 28 for more information on the Fixed Account.) If the Certificate Owner allocates payments to both Accounts, then the accumulation values and annuity payments will be variable in part and fixed in part.


The Certificate permits Purchase Payments to be made on a flexible Purchase Payment basis. The minimum initial payment is $5,000 and $2,000 for individual retirement annuities. The minimum amount for each subsequent payment is $1,000 or such lesser amount as Liberty Life may permit from time to time (currently $250). (See "Purchase Payments and Applications" on Page 10.)


There are no deductions made from Purchase Payments for sales charges at the time of purchase. A Contingent Deferred Sales Charge may be deducted in the event of a total or partial surrender (see "Partial Withdrawals and Surrender" on Page 21). The Contingent Deferred Sales Charge is based on a graded table of charges. The charge will not exceed 7% of that portion of the amount surrendered that represents Purchase Payments made during the seven years immediately preceding the request for surrender. (See "Deductions for Contingent Deferred Sales Charge" on Page 15.)


Liberty Life deducts a Mortality and Expense Risk Charge, which is equal on an annual basis to 1.25% of the average daily net asset values in the Variable Account attributable to the Certificates. (See "Deductions for Mortality and Expense Risk Charge" on Page 15.) Liberty Life also deducts a daily distribution charge which is equal on an annual basis to .15% of the same values. (See "Deductions for Daily Distribution Charge" on Page 15.)


Liberty Life deducts an annual Certificate Maintenance Charge (currently $36.00) from the Variable Account Value for administrative expenses. Prior to the Income Date, Liberty Life reserves the right to change this charge for future years. Liberty Life will in certain instances waive this charge. (See "Deductions for Certificate Maintenance Charge" on Page 14.)


Liberty Life reserves the right to deduct a charge of $25 for each transfer in excess of 12 per Certificate Year but currently does not do so.


Premium taxes will be charged against the Certificate Value. Currently such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes" on Page 16.)

There are no federal income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a lump sum payment, annuity payments, or the making of a gift or assignment of the Certificate. A federal penalty tax (currently 10%) may also apply. (See "Tax Status" on Page 23.)

The Certificate allows the Certificate Owner to revoke the Certificate generally within 10 days of delivery (see "Right to Revoke" on Page 19). Since Liberty Life will refund the Certificate Value, the Certificate Owner will bear the investment risk during the revocation period.


                       CONDENSED FINANCIAL INFORMATION

                          Accumulation Unit Values*

                        Accumulation   Accumulation    Number of
                         Unit Value     Unit Value   Accumulation
                          Beginning        End         Units End
Sub-Account               of Year**      of Year        of Year        Year

Alger Growth               $12.580       $12.277           1,481       1997
Alger Small Cap             11.601        11.057           3,014       1997
Alliance Global Bond         9.611         9.811           4,572       1997
Alliance Premier Growth     13.555        13.463           2,627       1997
Colonial Growth & Income    18.458        19.354           4,782       1997
Colonial Int'l Fund for     11.480         9.660          10,712       1997
     Growth
Colonial Strategic Income   13.269        13.616          14,297       1997
Colonial U.S. Stock         20.288        20.781           2,949       1997
Newport Tiger               13.097         8.526           1,844       1997
Liberty All-Star Equity          Not available until February 1998
Stein Roe Global Utilities  13.064        15.358           1,708       1997
MFS Emerging Growth         11.648        11.681           4,623       1997
MFS Research                12.077        11.834           5,729       1997
Stein Roe Balanced          24.289        24.497           2,652       1997
Stein Roe Growth Stock      34.787        35.538           1,069       1997
Stein Roe Money Market      13.566        13.780           3,567       1997
Stein Roe Mortgage          17.376        17.874           3,818       1997
     Securities
Stein Roe Special Venture   32.779        31.085           1,383       1997

* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** Each unit value is as of July 30, 1997, which is the date the Fund Sub-Account first became available, except for Liberty All-Star Equity which became available in February, 1998.


The full financial statements for the Variable Account and Liberty Life are in the Statement of Additional Information.

                           PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-Accounts.

Certain of the Eligible Funds have been available for Liberty Life and/or non-Liberty Life variable annuity contracts for periods prior to the commencement of the offering of the Certificates described in this prospectus. Any performance information for such periods will be based on the historical results of the Eligible Funds being applied to the Certificate for the specified time periods.

Performance information is not intended to indicate either past performance under an actual Certificate or future performance.

The Sub-Accounts may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the specific Sub-Account over a given period of time.

Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account and a Certificate (including any Contingent Deferred Sales Charge that would apply if a Certificate Owner surrendered the Certificate at the end of each period indicated). Average total return does not take into account any premium taxes and would be lower if these taxes were included.

In order to calculate average annual total return, Liberty Life divides the change in value of a Sub-Account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-Account made by the Certificate Owner at the beginning of the period illustrated. The resulting total rate for the period is then annualized to obtain the average annual percentage change during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

The Sub-Accounts may present additional total return information computed on a different basis.

First, the Sub-Accounts may present total return information computed on the same basis as described above, except deductions will not include the Contingent Deferred Sales Charge. This presentation assumes that the investment in the Certificate continues beyond the period when the Contingent Deferred Sales Charge applies, consistent with the long-term investment and retirement objectives of the Certificate. The total return percentage will thus be higher under this method than the standard method described above.

Second, the Sub-Accounts may present total return information calculated by dividing the change in a Sub-Account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-Account at the beginning of the period. This computation results in a 12-month change rate or, for longer periods, a total rate for the period which Liberty Life annualizes in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The change percentages do not take into account the Contingent Deferred Sales Charge, the Certificate Maintenance Charge and premium tax charges. The percentages would be lower if these charges were included.

The Stein Roe Money Market Sub-Account is a money market Sub-Account that also may advertise yield and effective yield information. The yield of the Sub-Account refers to the income generated by an investment in the Sub-Account over a specifically identified 7-day period. This income is annualized by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period and is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-Account and a Certificate but does not take into account Contingent Deferred Sales Charges and premium tax charges. The yield would be lower if these charges were included.

The effective yield of the Stein Roe Money Market Sub-Account is calculated in a similar manner but, when annualizing such yield, income earned by the Sub-Account is assumed to be reinvested. This compounding effect causes effective yield to be higher than yield.

                    LIBERTY LIFE AND THE VARIABLE ACCOUNT

Liberty Life Assurance Company of Boston was incorporated on September 17, 1963 as a stock life insurance company. Its executive and administrative offices are at 175 Berkeley Street, Boston, Massachusetts 02117.

Liberty Life writes individual life insurance on both a participating and a non-participating basis and group life and health insurance and individual and group annuity contracts on a non-participating basis. The variable annuity contracts described in this prospectus are issued on a non-participating basis. Liberty Life is licensed to do business in all states and in the District of Columbia. However, the Certificates described in this prospectus are currently offered only in New York. Liberty Life has been rated "A" by A.M. Best and Company, independent analysts of the insurance industry. The Best's A rating is in the second highest rating category, which also includes a lower rating of A-. Best's Ratings merely reflect Best's opinion as to the relative financial strength of Liberty Life and
Liberty Life's ability to meet its contractual obligations to its policyholders. Even though assets in the Variable Account are held separately from Liberty Life's other assets, ratings of Liberty Life may still be relevant to Certificate Owners since not all of Liberty Life's contractual obligations relate to payments based on those segregated assets (e.g., see "Death Provisions" for Liberty Life's obligations after certain deaths to increase the Certificate Value if it is less than the Death Benefit Amount or otherwise enhance the death benefit with interest).

Liberty Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that Liberty Life has chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

Liberty Life is a wholly-owned indirect subsidiary of Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company. Liberty Mutual Insurance Company is a multi-line insurance and financial services institution.

The Variable Account was established by Liberty Life pursuant to the provisions of Massachusetts Law on June 2, 1997. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or Liberty Life by the Securities and Exchange Commission.

Obligations under the Certificates are the obligations of Liberty Life. Although the assets of the Variable Account are the property of Liberty Life, these assets are held separately from the other assets of Liberty Life and are not chargeable with liabilities arising out of any other business Liberty Life may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business Liberty Life may conduct. Thus, Liberty Life does not guarantee the investment performance of the Variable Account. The Variable Account Value and the amount of variable annuity payments will vary with the investment performance of the investments in the Variable Account.

                              YEAR 2000 MATTERS

Liberty Life has been addressing Year 2000 matters since late 1995. Liberty Life has allocated significant resources, both internal and external, to an on-going, carefully planned and managed effort to examine all relevant internal computing systems to identify areas that may require changes. Liberty Life has been and is continuing to make such changes in existing systems as Liberty Life believes necessary, targeting December 31, 1998 as the expected completion date. Liberty Life has established Year 2000 compliance standards for all new internal systems. Liberty Life intends to provide uninterrupted service to all of its policyholders and customers through and beyond 2000.

Liberty Life believes that the timetable for implementing any required changes will be met and that the Year 2000 issue will not pose significant operational problems for its computer systems.

Liberty Life does not expect that the cost of addressing the Year 2000 issue will be material to its financial condition or its results of operations.

                     PURCHASE PAYMENTS AND APPLICATIONS

The initial Purchase Payment is due on the Certificate Date. The minimum initial Purchase Payment is $5,000 and $2,000 for individual retirement annuities. Additional Purchase Payments can be made at the Certificate Owner's option. Each subsequent Purchase Payment must be at least $1,000 or such lesser amount as Liberty Life may permit from time to time (currently $250). Liberty Life may reject any Purchase Payment.

If the application for a Certificate is in good order and it calls for amounts to be allocated to the Variable Account, Liberty Life will apply the initial Purchase Payment to the Variable Account and credit the Certificate with Accumulation Units within two business days of receipt. If the application for a Certificate is not in good order, Liberty Life will attempt to get it in good order within five business days. If it is not complete at the end of this period, Liberty Life will inform the applicant of the reason for the delay and that the Purchase Payment will be returned immediately unless the applicant specifically consents to Liberty Life's keeping the Purchase Payment until the application is complete. Once the application is complete, the Purchase Payment will be applied within two business days of its completion. Liberty Life has reserved the right to reject any application.

Liberty Life confirms, in writing, to the Certificate Owner the allocation of all Purchase Payments and the re-allocation of values after any requested transfer. Liberty Life must be notified immediately by the Certificate Owner of any processing error.

Liberty Life will permit others to act on behalf of an applicant in certain instances, including the following two examples. First, Liberty Life will accept an application for a Certificate that contains a signature signed under a power of attorney if a copy of that power of attorney is submitted with the application. Second, Liberty Life will issue a Certificate that is replacing an existing life insurance or annuity policy that was issued by Liberty Life or an affiliated company without having previously received a signed application from the applicant. Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries will inform Liberty Life of an applicant's answers to the questions in the application by telephone or by order ticket and cause the initial Purchase Payment to be paid to Liberty Life. If the information is in good order, Liberty Life will issue the Certificate with a copy of an application completed with that information. The Certificate will be delivered to the Certificate Owner with a letter from Liberty Life that will give the Certificate Owner an opportunity to respond to Liberty Life if any of the application information is incorrect. Alternatively, Liberty Life's letter may request the Certificate Owner to confirm the correctness of the information by signing either a copy of the application or a Certificate delivery receipt that ratifies the application in all respects (in either case, a copy of the signed document would be returned to Liberty Life for its permanent records). All purchases are confirmed, in writing, to the applicant by Liberty Life. Liberty Life's liability under a Certificate extends only to amounts so confirmed.

                     INVESTMENTS OF THE VARIABLE ACCOUNT

                      Allocations of Purchase Payments

Purchase Payments applied to the Variable Account will be invested in one or more of the Eligible Fund Sub-Accounts designated as permissible investments in accordance with the selection made by the Certificate Owner in the application. Any selection must specify the percentage of the Purchase Payment that is allocated to each Sub-Account or must specify the asset allocation model selected. (See "Other Services, the Programs" on Page 17). The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. A Certificate Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Certificate Owner has by Written Request authorized Liberty Life to accept telephone allocation instructions from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Liberty Life to accept telephone changes, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Liberty Life from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

The  Variable  Account  is  segmented into Sub-Accounts.   Each  Sub-Account
contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. Eligible Funds and Sub-Accounts may be added or withdrawn as permitted by applicable law. The Sub-Accounts in the
Variable Account and the corresponding Eligible Funds currently are as follows:

Eligible Funds of Alger American Fund          Sub-Accounts
Alger Growth                                   Alger Growth Sub-Account
Alger Small Cap                                Alger Small Cap Sub-Account
Eligible Funds of Alliance Series Fund         Sub-Accounts
Alliance Global Bond                           Alliance Global Bond Sub-
                                                 Account
Alliance Premier Growth                        Alliance Premier Growth Sub-
                                                 Account
Eligible Funds of Liberty Trust                Sub-Accounts
Colonial Growth & Income                       Colonial Growth & Income
                                                 Sub-Account
Colonial Int'l Fund for Growth                 Colonial Int'l Fund for
                                                 Growth Sub-Account
Colonial Strategic Income                      Colonial Strategic Income
                                                 Sub-Account
Colonial U.S. Stock                            Colonial U.S. Stock Sub-
                                                 Account
Liberty All-Star Equity                        Liberty All-Star Equity Sub-
                                                 Account
Newport Tiger                                  Newport Tiger Sub-Account
Stein Roe Global Utilities                     Stein Roe Global Utilities
                                                 Sub-Account
Eligible Funds of MFS Trust                    Sub-Accounts
MFS Emerging Growth                            MFS Emerging Growth Sub-
                                                 Account
MFS Research                                   MFS Research Sub-Account
Eligible Funds of SteinRoe Trust               Sub-Accounts
Stein Roe Balanced                             Stein Roe Balanced Sub-
                                                 Account
Stein Roe Growth Stock                         Stein Roe Growth Stock Sub-
                                                 Account
Stein Roe Money Market                         Stein Roe Money Market Sub-
                                                 Account
Stein Roe Mortgage Securities                  Stein Roe Mortgage
                                                 Securities Sub-Account
Stein Roe Special Venture                      Stein Roe Special Venture
                                                 Sub-Account

                               Eligible Funds

The Eligible Funds which are the permissible investments of the Variable Account are the separate funds listed above of Alger American Fund, Alliance Series Fund, Liberty Trust, MFS Trust and SteinRoe Trust, and any other mutual funds with which Liberty Life and the Variable Account may enter into a participation agreement for the purpose of making such mutual funds available as Eligible Funds under certain Certificates.

Fred Alger Management, Inc. ("Alger Management") is the investment manager for both Eligible Funds of Alger American Fund. Alger Management has been in the business of providing investment advisory services since 1964.

Alliance Capital Management L.P. is the investment advisor for both Eligible Funds of Alliance Series Fund. AIGAM International Limited serves as sub-adviser for Alliance Global.

Liberty Advisory Services Corp. ("LASC")(formerly named Keyport Advisory Services Corp.), an affiliate of Liberty Life, is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate of Liberty Life, serves as sub-adviser for the Eligible Funds (except for Newport Tiger, Stein Roe Global Utilities and Liberty All-Star Equity). Colonial has provided investment advisory services since 1931. Newport Fund Management, Inc., an affiliate of Liberty Life, serves as sub-adviser for Newport Tiger. Liberty Asset Management Company, an affiliate of Liberty Life, serves as sub-adviser for Liberty All-Star Equity and the current portfolio managers are J.P. Morgan Investment Management Inc., Oppenheimer Capital, Wilke/Thompson Capital Management Inc., Westwood Management Corp. and Palley-Needelman Asset Management, Inc.

Massachusetts Financial Services Company ("MFS") is the investment advisor for both Eligible Funds of MFS Trust. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.

Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser for each Eligible Fund of SteinRoe Trust and sub-adviser for Stein Roe Global Utilities. In 1986, Stein Roe was organized and succeeded to the business of Stein Roe & Farnham, a partnership. Stein Roe is an affiliate of Liberty Life. Stein Roe and its predecessor have provided investment advisory and administrative services since 1932.

The investment objectives of the Eligible Funds are briefly described below. More detailed information, including investor considerations related to the risks of investing in a particular Eligible Fund, may be found in the current prospectus for that Fund. An investor should read that prospectus carefully before selecting a fund for investing. The prospectus is available, at no charge, from a salesperson or by writing Liberty Life's Service Office at the address shown on Page 1 or by calling (800) 437-4466.

Eligible Funds of Alger
American Fund and Variable Account
Sub-Accounts                            Investment Objective

Alger Growth                            Long-term capital appreciation
(Alger Growth Sub-Account)
Alger Small Cap                         Long-term capital appreciation.
(Alger Small Cap Sub-Account)

Eligible Funds of Alliance Series
Fund and Variable Account
Sub-Accounts                            Investment Objective

Alliance Global Bond                    A high level of return from a
(Alliance Global Bond                   combination of current income and
 Sub-Account)                           capital appreciation by investing
                                        in a globally diversified portfolio
                                        of high quality debt securities
                                        denominated in the U.S. Dollar and
                                        a range of foreign currencies.

Alliance Premier Growth                 Growth of capital rather than
(Alliance Premier Growth                current income.
 Sub-Account)

Eligible Funds of Liberty Trust
and Variable Account
Sub-Accounts                            Investment Objective

Colonial Growth & Income                Primarily income and long-term
(Colonial Growth & Income               capital growth and, secondarily,
Sub- Account)(formerly named            preservation of capital.
Colonial-Keyport Growth and
Income Fund)

Colonial Int'l Fund for Growth          Long-term capital growth, by
(Colonial Int'l Fund for Growth         investing primarily in non-U.S.
 Sub-Account)(formerly named            equity securities.
Colonial-Keyport Int'l Fund for
Growth)

Colonial Strategic Income               A high level of current income, as
(Colonial Strategic Income              is consistent with prudent risk and
Sub-Account)(formerly named             maximizing total return, by
Colonial-Keyport Strategic              diversifying investments primarily
Income Fund)                            in U.S. and foreign government and
                                        high yield, high risk corporate debt
                                        securities.

Colonial U.S. Stock                     Long-term capital growth by
(Colonial U.S. Stock Sub Account)       investing primarily in large
(formerly named Colonial-Keyport        capitalization equity securities.
U.S. Stock Fund)

Liberty All-Star Equity                 Total investment return, comprised
(Liberty All-Star Equity Sub-Account)   of long-term capital appreciation
                                        and current income, through
                                        investment primarily in a
                                        diversified portfolio of equity
                                        securities.

Newport Tiger
(Newport Tiger Sub-Account)(formerly    Long term capital growth by
named Newport-Keyport Tiger Fund)       investing primarily in equity
                                        securities of companies located in
                                        the nine Tigers of Asia (Hong Kong,
                                        Singapore, South Korea, Taiwan,
                                        Malaysia, Thailand, Indonesia, China
                                        and the Philippines).

Stein Roe Global Utilities
(Stein Roe Global Utilities             Current income and long-term growth
Sub-Account)                            of capital and income.
(formerly named Colonial-Keyport
Utilities Fund)

Eligible Funds of MFS Trust
and Variable Account
Sub-Accounts                            Investment Objective

MFS Emerging Growth                     Long-term growth of capital.
(MFS Emerging Growth Sub-Account)

MFS Research                            Long-term growth of capital and
(MFS Research Sub-Account)              future income.

Eligible Funds of SteinRoe Trust
and Variable Account
Sub-Accounts                            Investment Objective

Stein Roe Balanced                      High total investment return
(Stein Roe Balanced                     through investment in a changing
Sub-Account) (formerly named SteinRoe   mix of securities.
Managed Assets Fund)

Stein Roe Growth Stock                  Long-term growth of capital through
(Stein Roe Growth Stock                 investment primarily in common
Sub-Account)(formerly named SteinRoe    stocks.
Managed Growth Stock Fund)

Stein Roe Money Market                  High current income from short-term
(Stein Roe Money Market                 money market instruments while
Sub-Account)(formerly named SteinRoe    emphasizing preservation of capital
Cash Income Fund)                       and maintaining excellent
                                        liquidity.

Stein Roe Mortgage Securities           Highest possible level of current
(Stein Roe Mortgage Securities          income consistent with safety of
Sub-Account)(formerly named SteinRoe    principal and maintenance of
Mortgage Securities Income Fund)        liquidity through investment
                                        primarily in mortgage-backed
                                        securities.

Stein Roe Special Venture               Capital growth by investing
(Stein Roe Special Venture              primarily in common stocks,
Sub-Account)(formerly named SteinRoe    convertible securities, and other
Capital Appreciation Fund)              securities selected for prospective
                                        capital growth.

There is no assurance that the Eligible Funds will achieve their stated objectives.

All the Eligible Funds are funding vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of Liberty Life and of insurance companies affiliated and unaffiliated with Liberty Life. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Fund prospectuses under the following captions: Alger American Fund - "Participating Insurance Companies and Plans"; Alliance Series Fund - "Introduction to the Fund"; Liberty Trust - "The Trust"; MFS Trust - "Investment Concept of the Trust"; and SteinRoe Trust - "The Trust".

                     Transfer of Variable Account Value


Certificate Owners may transfer Variable Account Value from one Sub-Account to another Sub-Account and/or to the Fixed Account.


The Certificate allows Liberty Life to charge a transfer fee and to limit the number of transfers that can be made in a specified time period. Certificate Owners should be aware that transfer limitations may prevent a Certificate Owner from making a transfer on the date he or she wants to, with the result that the Certificate Owner's future Certificate Value may be lower than it would have been had the transfer been made on the desired date.

Currently, Liberty Life has no limit on the number or frequency of transfers, and it is not charging a transfer fee of $25 for each transfer in excess of 12 per Certificate Year. For transfers under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Liberty Life's determination, based on the recommendation of a common investment adviser or broker/dealer, there is a transfer limitation of one transfer every 30 days or such shorter period as Liberty Life may permit.

Liberty Life is also limiting each transfer to a maximum of $500,000 or such greater amount as Liberty Life may permit. All transfers requested for a Certificate on the same day will be treated as a single transfer and the total combined transfer amount will be subject to the $500,000 limitation. If the $500,000 limitation is exceeded, no amount of the transfer will be executed by Liberty Life.

In applying the $500,000 limitation, Liberty Life may treat as one transfer all transfers requested by a Certificate Owner for multiple Certificates he or she owns. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Liberty Life.

In applying the $500,000 limitation to transfers requested by a common attorney-in-fact or investment adviser, Liberty Life will treat as one transfer all transfers requested under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Liberty Life's determination, based on the recommendation of a common investment adviser or broker/dealer. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Liberty Life. If a transfer is executed under one Certificate and, within the next 30 days, a transfer request for another Certificate is determined by Liberty Life to be related to the executed transfer under this paragraph's rules, the transfer request will not be executed by Liberty Life. In order for it to be executed, it would need to be requested again after the 30 day period has expired and it, along with any other transfer requests that are collectively treated as a single transfer, would need to total less than $500,000.

Liberty Life's interest in applying these limitations is to protect the interests of both Certificate Owners who are not engaging in significant transfer activity and Certificate Owners who are engaging in such activity. Liberty Life has determined that the actions of Certificate Owners engaging in significant transfer activity among Sub-Accounts may cause an adverse effect on the performance of the Eligible Fund for the Sub-Account involved. The movement of Sub-Account values from one Sub-Account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Fund transaction costs which must be indirectly borne by Certificate Owners.

Certificate Owners will be notified, in advance, of the imposition of any transfer fee or of a change in the limitation on the number of transfers. The fee will not exceed $25.

Transfers must be made by Written Request unless the Certificate Owner has by Written Request authorized Liberty Life to accept telephone transfer requests from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Liberty Life to accept telephone transfer instructions, a
Certificate  Owner  agrees  to accept and be bound  by  the  conditions  and
procedures  established  by Liberty Life from time  to  time.   The  current
conditions and procedures are in Appendix B and Certificate Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Liberty Life before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be initiated at the close of business that day. Any requests received later will be initiated at the close of the next business day. Each request from a Certificate Owner to transfer value will be executed by both redeeming and acquiring Accumulation Units on the day Liberty Life initiates the transfer.

If 100% of any Sub-Account's value is transferred and the allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will automatically change unless the Certificate Owner instructs otherwise. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless the Certificate Owner instructs otherwise.

      Substitution of Eligible Funds and Other Variable Account Changes

If the shares of any of the Eligible Funds should no longer be available for investment by the Variable Account or if in the judgment of Liberty Life's management further investment in such fund shares should become inappropriate in view of the purpose of the Certificate, Liberty Life may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased under the Certificate. No substitution of Fund shares in any Sub-Account may take place without prior approval of the Securities and Exchange Commission and notice to Certificate Owners, to the extent required by the Investment Company Act of 1940.

Liberty Life has also reserved the right, subject to compliance with the law as currently applicable or subsequently changed: (a) to operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law; (b) to take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940 or to comply with any other applicable law; (c) to transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate investment accounts, or to Liberty Life's general account; or to add, combine or remove Sub-Accounts in the Variable Account; and (d) to change the way Liberty Life assesses charges, so long as the aggregate amount is not increased beyond that currently charged to the Variable Account and the Eligible Funds in connection with the Certificates.

                                 DEDUCTIONS

                Deductions for Certificate Maintenance Charge

Liberty Life has responsibility for all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements. Liberty Life makes a Certificate Maintenance Charge for such services during the accumulation and annuity payment periods. At the present time the Certificate Maintenance Charge is $36 per Certificate Year. PRIOR TO THE INCOME DATE THE CERTIFICATE MAINTENANCE CHARGE IS NOT GUARANTEED AND MAY BE CHANGED BY LIBERTY LIFE.

The Certificate Maintenance Charge will be waived before the Income Date if:
(i)  it is the first Certificate Anniversary,
(ii) the Certificate Value is greater than or equal to $40,000 on the Certificate Anniversary date this charge is imposed, or
(iii)  Purchase  Payments of at least $2,000 have been  made  in  the  prior
Certificate Year and there has been no partial withdrawal in the prior Certificate Year.

The Certificate Maintenance Charge will be waived on and after the Income Date for the current year if:


(i) variable annuity Option A is applicable; and
(ii) at the time of the first payment of the year, the present value of all of the remaining payments (see "Option A" on Page 28) is greater than or equal to $40,000.


Prior to the Income Date, the full amount of the charge will be deducted from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. On the Income Date, a pro-rata portion of the charge due on the next Certificate Anniversary will be deducted from the Variable Account Value. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date. For example, if the Income Date occurs 73 days after that prior anniversary, then one-fifth (i.e., 73 days/365 days) of the annual charge would be deducted on the Income Date. The charge will be deducted from each Sub-Account in the proportion that the value of each bears to the Variable Account Value.

Once annuity payments begin on the Income Date or once they begin after surrender benefits are applied under a settlement option, the yearly cost of the Certificate Maintenance Charge for a payee's annuity will be the same as the yearly amount in effect immediately before the annuity payments begin. Liberty Life may not later change the amount of the Certificate Maintenance Charge deducted from the annuity payments. The charge will be deducted on a pro-rata basis from each annuity payment. For example, if annuity payments are monthly, then one-twelfth of the annual charge will be deducted from each payment.

              Deductions for Mortality and Expense Risk Charge

Although variable annuity payments made to Annuitants will vary in accordance with the investment performance of the investments of the Variable Account, they will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. Liberty Life guarantees the Death Benefits described below (see "Death Benefits"). Liberty Life assumes an expense risk since the Certificate Maintenance Charge after the Income Date will stay the same and not be affected by variations in expenses.

To compensate it for assuming mortality and expense risks, for each Valuation Period Liberty Life deducts from each Sub-Account a Mortality and Expense Risk Charge equal on an annual basis to 1.25% of the average daily net asset value of the Sub-Account. The charge is deducted during both the accumulation and annuity periods (i.e., both before and after the Income
Date). Less than the full charge will be deducted from Sub-Account values attributable to Certificates issued to employees of Liberty Life and other persons specified in "Sales of the Certificates".

                  Deductions for Daily Distribution Charge

Liberty Life also deducts from each Sub-Account each Valuation Period a daily Distribution Charge equal on an annual basis to 0.15% of the average daily net asset value of the Sub-Account. This charge compensates Liberty Life for certain sales distribution expenses relating to the Certificate.

This charge will not be deducted from Sub-Account values attributable to Certificates that have reached the maximum cumulative distribution charge limit defined below and to Certificates issued to employees of Liberty Life and other persons specified in "Sales of the Certificates". The charge is also not deducted from Sub-Account values attributable to Annuity Units. Liberty Life may decide not to deduct the charge from Sub-Account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract of Liberty Life's general account.

               Deductions for Contingent Deferred Sales Charge

A sales charge is not deducted from the Certificate's Purchase Payments when
initially  received.   However, a Contingent Deferred Sales  Charge  may  be
deducted upon a surrender.

In order to determine whether a Contingent Deferred Sales Charge will be due upon a partial or total surrender, Liberty Life maintains a separate set of records. These records identify the date and amount of each Purchase Payment made to the Certificate and the Certificate Value over time.

Certificate Owners will be permitted to make partial surrenders during the Accumulation Period without incurring a Contingent Deferred Sales Charge, as follows:

1. In any Certificate Year, Certificate Owners may withdraw an aggregate amount not to exceed, at the time of the withdrawal, the Certificate's earnings, which equal: (a) the Certificate Value, less (b) the portion of the Purchase Payments not previously withdrawn.

2. In any Certificate Year after the first, Certificate Owners may withdraw, in addition to the amount available in 1., the amount by which 10% of the Certificate Value as of the preceding Certificate Anniversary exceeds the amount available in 1.

Contingent Deferred Sales Charges, as discussed below, will be deducted with respect to withdrawals in excess of these amounts.

In computing the applicable charge amounts, the amount of any surrender in any Certificate Year after the first as set forth in 2. above, will be deducted from the Purchase Payments in chronological order from the oldest to the most recent until the amount is fully deducted. Any amount so deducted will not be subject to a charge.

The following additional amounts will be deducted from the Purchase Payments in the same chronological order: the amount of any surrender in the first Certificate Year in excess of the amount set forth in 1. above and the amount of any surrender in any later Certificate Year in excess of the combined amount set forth in 1. and 2. above. The Contingent Deferred Sales Charge for each Purchase Payment from which a deduction is made will be equal to (a) multiplied by (b), where:

(a)    is the amount so deducted; and

(b) is the applicable percentage for the number of years that have elapsed from the date of that payment to the date of surrender. Years are measured from the month and day of payment to the same month and day in each subsequent calendar year. The percentages applicable to each Purchase Payment during the seven years after the date of its payment are: 7% during year 1; 6% during year 2; 5% during year 3; 4% during year 4; 3% during year 5; 2% during year 6; 1% during year 7; and 0% thereafter.

The applicable Contingent Deferred Sales Charges for each Purchase Payment are then totaled. The lesser of this total amount and the Certificate's maximum cumulative distribution charge will be deducted from the Certificate Value in the same manner as the surrender amount. The maximum cumulative distribution charge is equal to (a) less (b), where (a) is 9% of the total
Purchase Payments made to the Certificate and (b) is the sum of all prior Contingent Deferred Sale Charge deductions from the Certificate Value and all prior Variable Account daily distribution charges applicable to the Certificate from the 0.15% distribution charge factor. After each surrender, Liberty Life's records will be adjusted to reflect any deductions made from the applicable Purchase Payments.

Example: Two Purchase Payments were made one year apart for $5,000 and $7,000. The Certificate Value has grown to an assumed $13,200 when the Certificate Owner decides to withdraw $8,000. The Certificate Value at the beginning of the Certificate Year of surrender was $13,000. The Contingent Deferred Sales Charge percentages at the time of surrender are an assumed 5% for the $5,000 payment and 6% for the $7,000 payment. The portion of the surrender representing the Certificate's earnings ($13,200 less $12,000, or $1,200) would not be subject to charges. Since $1,200 is less than the amount guaranteed not to have charges (10% of $13,000, or $1,300), an additional $100 would not be subject to charges. This $100 would be deducted from the oldest Purchase Payment, reducing it from $5,000 to $4,900. The $1,200 increase in value plus the additional $100 leaves $6,700 ($8,000 - 1,200 - 100) to be deducted. This $6,700 would be deducted from the $4,900 of the first payment still left and $1,800 of the second payment. The total Contingent Deferred Sales Charge would be $4,900 multiplied by the applicable 5% and $1,800 times the applicable 6%, or a total of $353. The distribution charge records would now reflect $0 for the 1st payment and $5,200 for the 2nd payment. The $8,000 requested plus the $353 charge would be deducted from Certificate Values under the rules specified in "Partial Withdrawals and Surrender" on Page 21.

The Contingent Deferred Sales Charge, when it is applicable, will be used to cover the expenses of selling the Certificate, including compensation paid to selling dealers and the cost of sales literature. Any expenses not covered by the charge will be paid from Liberty Life's general account, which may include monies deducted from the Variable Account for the Mortality and Expense Risk Charge. A dealer selling the Certificate may receive up to 6.00% of Purchase Payments with additional compensation later based on the Certificate Value of those payments. During certain time periods selected by Liberty Life and Keyport Financial Services Corp., the percentage may increase to 6.25%.

The Contingent Deferred Sales Charge will be waived in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement relating to such confinements.

The Contingent Deferred Sales Charge will be eliminated under Certificates issued to employees of Liberty Life and other persons specified in "Sales of the Certificates".

Liberty Life may reduce or change to 0% any Contingent Deferred Sales Charge percentage under a Certificate issued in an internal exchange or transfer of an annuity contract of Liberty Life's general account.

Liberty Life may allow, under the Systematic Withdrawal Program and under other permitted circumstances, all or part of the amount in 2. above to also be available in the first Certificate Year. If so, the amount in 2. above will be calculated by substituting the initial Purchase Payment for the Certificate Value.

             Deductions for Transfers of Variable Account Value

The Certificate allows Liberty Life to charge a transfer fee. Currently no fee is being charged. Certificate Owners will be notified, in advance, of the imposition of any fee. The fee will not exceed $25.

                        Deductions for Premium Taxes

Liberty Life deducts the amount of any premium taxes levied by any state or governmental entity when paid unless Liberty Life elects to defer such deduction. Such premium taxes depend, among other things, on the type of Certificate (Qualified or Non-Qualified), on the state of residence of the Certificate Owner, the state of residence of the Annuitant, the status of Liberty Life within such states, and the insurance tax laws of such states. For New York Certificates, the current premium tax rate is 0%.

                         Deductions for Income Taxes

Liberty Life will deduct from any amount payable under the Certificate any income taxes that a governmental authority requires Liberty Life to withhold with respect to that amount. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

                       Total Variable Account Expenses

The Variable Account's total expenses in relation to the Certificate will be the Certificate Maintenance Charge, the Mortality and Expense Risk Charge, and the Daily Sales Charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and therefore the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectuses.

                               OTHER SERVICES

The Programs. Liberty Life offers several investment related programs which are available only prior to the Income Date: Asset Allocation; Dollar Cost Averaging; Systematic Investment; and Systematic Withdrawal Programs. A Rebalancing Program is available prior to and after the Income Date. Under each Program that utilizes transfers, the related transfers between and among Sub-Accounts and the Fixed Account are not counted as one of the twelve free transfers. Each of the Programs has its own requirements, as discussed below. Liberty Life reserves the right to terminate any Program.

If the Certificate Owner has submitted the required telephone authorization form, certain changes may be made by telephone. For those Programs involving transfers, Owners may change instructions by telephone with regard to which Sub-Accounts or the Fixed Account Certificate Value may be
transferred.   The  current  conditions  and  procedures  are  described  in
Appendix B.

Dollar  Cost Averaging Program. Liberty Life offers a Dollar Cost  Averaging
program that Certificate Owners may participate in by Written Request.   The
program periodically transfers Accumulation Units from the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period of the Fixed Account to other Sub-Accounts selected by the Certificate Owner. The program allows a Certificate Owner to invest in Variable Sub-Accounts over time rather than
having  to  invest  in  those Sub-Accounts all  at  once.   The  program  is
available for initial and subsequent Purchase Payments and for Certificate Value transferred into the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period. Under the program, Liberty Life makes automatic transfers on a periodic basis out of the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period into one or more of the other available Sub-Accounts (Liberty Life reserves the right to limit the number of Sub-Accounts the Certificate Owner may choose but there are currently no limits).

The Certificate Owner by Written Request must specify the Stein Roe Money Market Sub-Account or the One Year Guarantee Period from which the transfers are to be made, the monthly amount to be transferred (minimum $100) and the Sub-Account(s) to which the transfers are to be made. The first transfer will occur at the close of the Valuation Period that includes the 30th day after the receipt of the Certificate Owner's Written Request. Each succeeding transfer will occur one month later (e.g., if the 30th day after the receipt date is April 8, the second transfer will occur at the close of the Valuation Period that includes May 8). When the remaining value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, the Certificate Owner may extend the program by allocating additional Purchase Payments to the Stein Roe Money Market Sub-Account or the One Year Guarantee Period or by transferring Certificate Value to the Stein Roe Money Market Sub-Account or the One Year Guarantee Period. The Certificate Owner may, by Written Request or by telephone, change the monthly amount to be transferred, change the Sub-Account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. Liberty Life reserves the right to end the program at any time by sending the Certificate Owner a notice one month in advance.

Written or telephone instructions must be received by Liberty Life by the end (currently 4:00 PM Eastern Time) of the business day preceding the next scheduled transfer in order to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures established by Liberty Life from time to time. The current conditions and procedures appear in Appendix B, and Certificate Owners in a dollar cost averaging program will be notified, in advance, of any changes.

Asset Allocation Program. Certificate Owners may select from five asset allocation model portfolios separately developed by Ibbotson Associates and Standard & Poor's (Model A - Capital Preservation, Model B - Income and Growth, Model C - Moderate Growth, Model D - Growth, and Model E - Aggressive Growth). If a Certificate Owner elects one of the models, initial and subsequent Purchase Payments will automatically be allocated among the Sub-Accounts in the model. Only one model may be used in a Certificate at a time. Certificate Owners may use a questionnaire and scoring system to determine the model which corresponds to their risk tolerance and time horizons.

Periodically Ibbotson Associates and Standard & Poor's will review the models and may determine that a reconfiguration of the Sub-Accounts and percentage allocations among those Sub-Accounts is appropriate. Certificate Owners will receive notification prior to any reconfiguration.

The Fixed Account is not available in any asset allocation model. A Certificate Owner may allocate initial or subsequent Purchase Payments, or Certificate Value, between an asset allocation model and the Fixed Account.

Rebalancing Program. In accordance with the Certificate Owner's election of the relative Purchase Payment percentage allocations, Liberty Life will automatically rebalance the Certificate Value of each Sub-Account either monthly, quarterly, semi-annually, or annually. On the last day of the period selected, Liberty Life will automatically rebalance the Certificate Value in each of the Sub-Accounts to match the current Purchase Payment percentage allocations. The Program may be terminated at any time and the percentages may be altered by Written Request. The requested change must be received at the Service Office ten (10) days prior to the end of the period selected. Certificate Value allocated to the Fixed Account is not subject to automatic rebalancing. After the Income Date, automatic rebalancing applies only to variable annuity payments and Liberty Life will rebalance the number of Annuity Units in each Sub-Account. Annuity Units are used to calculate the amount of each Sub-Account annuity payment; see "Variable Annuity Benefits" in the Statement of Additional Information.

Systematic Investment Program. Purchase Payments under Non-Qualified Certificates may be made by monthly deductions from the bank account or payroll of any Certificate Owner who has completed and returned to Liberty Life a Systematic Investment Program application and authorization form. The application and authorization form may be obtained from Liberty Life or from the sales representative. Each Systematic Investment Program Purchase Payment is subject to a current minimum of $50.

Systematic Withdrawal Program. To the extent permitted by law, Liberty Life will make monthly, quarterly, semi-annually or annual distributions of a predetermined dollar amount to a Certificate Owner that has enrolled in the Systematic Withdrawal Program. Under the Program, all distributions will be made directly to the Certificate Owner and will be treated for federal tax purposes as any other withdrawal or distribution of Certificate Value. (See "Tax Status".) A Certificate Owner may specify the amount of each partial withdrawal, subject to a minimum of $100. Systematic withdrawals may be made from the Sub-Accounts and the One-Year Guarantee Period of the Fixed Account. In each Certificate Year, portions of Certificate Value may be withdrawn without the imposition of any Contingent Deferred Sales Charge ("Free Withdrawal Amount"). If withdrawals pursuant to the Program are greater than the Free Withdrawal Amount, the amount of the withdrawals greater than the Free Withdrawal Amount will be subject to the applicable Contingent Deferred Sales Charge. Any unrelated voluntary partial withdrawal a Certificate Owner makes during a Certificate Year will be aggregated with withdrawals pursuant to the Program to determine the applicability of any Contingent Deferred Sales Charge under the Certificate provisions regarding partial withdrawals.

Unless the Certificate Owner specifies the Sub-Account or Sub-Accounts or the Fixed Account from which withdrawals of Certificate Value shall be made or if the amount in a specified Sub-Account is less than the predetermined amount, Liberty Life will make withdrawals under the Program from the Sub-Accounts and the Fixed Account in amounts proportionate to the amounts in the Sub-Accounts and the Fixed Account. All withdrawals under the Program will be effected by canceling the number of Accumulation Units equal in value to the amount to be distributed to the Certificate Owner and any applicable Contingent Deferred Sales Charge.

The Program may be combined with all other Programs except the Systematic Investment Program.

It may not be advisable to participate in the Systematic Withdrawal Program and incur a Contingent Deferred Sales Charge when making additional Purchase Payments under the Certificate.

                              THE CERTIFICATES

                           Variable Account Value

The Variable Account Value for a Certificate is the sum of the value of each Sub-Account to which values are allocated under a Certificate. The value of each Sub-Account is determined at any time by multiplying the number of Accumulation Units attributable to that Sub-Account by the Accumulation Unit value for that Sub-Account at the time of determination. The Accumulation Unit value is an accounting unit of measure used to determine the change in an Accumulation Unit's value from Valuation Period to Valuation Period.

Each Purchase Payment that is made results in additional Accumulation Units being credited to the Certificate and the appropriate Sub-Account thereunder. The number of additional units for any Sub-Account will equal the amount allocated to that Sub-Account divided by the Accumulation Unit value for that Sub-Account at the time of investment.

                              Valuation Periods

The Variable Account is valued each Valuation Period using the net asset value of the Eligible Fund shares. A Valuation Period is the period commencing at the close of trading on the New York Stock Exchange on each Valuation Date and ending at the close of trading for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for business. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            Net Investment Factor

Variable Account Value will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect value, Liberty Life utilizes an Accumulation Unit value. Each Sub-Account has its own Accumulation Units and value per Unit. The
Unit value applicable during any Valuation Period is determined at the end of that period.

When Liberty Life first purchased Eligible Fund shares on behalf of the Variable Account, Liberty Life valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. Liberty Life calculates a net investment factor for each Sub-Account by dividing (a) by (b) and then subtracting (c) (i.e., (a/b) - c), where:

(a) is equal to:

(i) the net asset value per share of the Eligible Fund at the end of the Valuation Period; plus

(ii) the per share amount of any distribution made by the Eligible Fund if the "ex-dividend" date occurs during that same Valuation Period.

(b) is the net asset value per share of the Eligible Fund at the end of the prior Valuation Period.

(c)    is equal to:

(i)    the Valuation Period equivalent of the Mortality and Expense Risk
       Charge; plus

(ii)   the Valuation Period equivalent of the daily Distribution Charge;
       plus

(iii) a charge factor, if any, for any tax provision established by Liberty Life as a result of the operations of that Sub-Account.

If a Certificate ever reaches the maximum cumulative sales charge limit defined in "Deductions for Contingent Deferred Sales Charge", Unit values without (c)(ii) above will be used thereafter. For Certificates issued to employees of Liberty Life and other persons specified in "Sales of the Certificates", Unit values with .35% in (c)(i) above and without (c)(ii) above will be used. Unit values without (c)(ii) above may be used for certain Certificates issued in an internal exchange or transfer (see "Deductions for Daily Distribution Charge").

                       Modification of the Certificate

Only Liberty Life's President or Secretary may agree to alter the Certificate or waive any of its terms. Any changes must be made in writing and with the Certificate Owner's consent, except as may be required by applicable law.

                               Right to Revoke

The Certificate Owner may return the Certificate within 10 days after he or she receives it by delivering or mailing it to Liberty Life's Service Office. The return of the Certificate by mail will be effective when the postmark is affixed to a properly addressed and postage-prepaid envelope. The returned Certificate will be treated as if Liberty Life never issued it and Liberty Life will refund the Certificate Value.

               DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, the primary Certificate Owner or any Joint Certificate Owner dies (whether or not the decedent is also the Annuitant) or the Annuitant dies under a Certificate with a non-natural Certificate Owner such as a trust. The Designated Beneficiary will control the Certificate after such a death.

If the decedent's surviving spouse (if any) is the sole Designated Beneficiary, the surviving spouse will automatically become the new sole primary Certificate Owner as of the decedent's date of death. And, if the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Certificate may continue until another death occurs (i.e., until the death of the Annuitant, primary Certificate Owner or joint Certificate Owner). Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may continue up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Certificate for its
Surrender Value. If the Certificate is still in effect at the end of the five-year period, Liberty Life will automatically end it then by paying the Certificate Value to the Designated Beneficiary. If the Designated Beneficiary is not then alive, Liberty Life will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

The Covered Person under this paragraph shall be the decedent if he or she is the first to die of the primary Certificate Owner, Joint Certificate Owner, Annuitant, or, if there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the Covered Person. If the Covered Person dies, the Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA"). The DBA is:

The DBA at issue is the initial Purchase Payment. Thereafter, the DBA is calculated for each Valuation Period by adding any additional Purchase Payments, and deducting any partial withdrawals, including any applicable surrender charge. This resulting amount is the "net Purchase Payment death benefit". The Certificate Value for each Certificate Anniversary (the "Anniversary Value") before the 81st birthday of the Covered Person is determined. Each Anniversary Value is increased by any Purchase Payments made after that anniversary. This resultant value is then decreased by an amount calculated at the time of any partial withdrawal made after that anniversary. The amount is calculated by taking the amount of any partial withdrawal, and dividing by the Certificate Value immediately preceding the partial withdrawal, and then multiplying by the Anniversary Value immediately preceding the withdrawal. The greatest Anniversary Value, as so adjusted, (the "greatest Anniversary Value") is the DBA unless the net Purchase Payment death benefit is higher. The net Purchase Payment death benefit will be the DBA if such amount is higher than the greatest Anniversary Value.

When Liberty Life receives due proof of the Covered Person's death, Liberty Life will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Liberty Life will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Liberty Life receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Liberty Life receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Designated Beneficiary may, by the later of the 90th day after the Covered Person's death and the 60th day after Liberty Life is notified of the death, surrender the Certificate for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after the applicable 90 or 60 day period and for a surrender at any time after the death of a non-Covered Person, any applicable Contingent Deferred Sales Charge would be deducted. If the Certificate is not surrendered, it will continue for the time period specified above.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Liberty Life pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death; (b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

Death of Certain Non-Certificate Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, (a) the
Annuitant dies, (b) the Annuitant is not a Certificate Owner, and (c) the Certificate Owner is a natural person. The Certificate will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant, otherwise the primary Certificate Owner. If the Annuitant is the first to die of the Certificate's primary Certificate Owner, Joint Certificate Owner and Annuitant, then the Annuitant is the Covered Person and the Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA"), as defined above. When Liberty Life receives due proof of the Annuitant's death, Liberty Life will compare, as of the date of death, the Certificate Value to the DBA. If the
Certificate Value was less than the DBA, Liberty Life will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Liberty Life receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Liberty Life receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Certificate Owner may surrender the Certificate within 90 days of the date of the Annuitant's death for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after 90 days, any applicable Contingent Deferred Sales Charge would be deducted.

                 DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

Death of Annuitant.  If the Annuitant dies before the Income Date while  the
Certificate is In Force, the Designated Beneficiary will control the Certificate after such a death. The Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA") as defined above. When Liberty Life receives due proof of the Annuitant's death, Liberty Life will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Liberty Life will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Liberty Life receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Liberty Life receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after Liberty Life is notified of the death, surrender the Certificate for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after the applicable 90 or 60 day period, any applicable Contingent Deferred Sales Charge would be deducted.

If the Certificate is not surrendered, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the period, Liberty Life will automatically end it then by paying the Certificate Withdrawal Value (without the deduction of any applicable Contingent Deferred Sales Charge) to the Designated Beneficiary. If the
Designated Beneficiary is not alive then, Liberty Life will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Liberty Life pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death; (b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                            CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application. The Certificate Owner may exercise all the rights of the Certificate. Joint Certificate Owners are permitted but not contingent Certificate Owners.

The Certificate Owner may by Written Request change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of such person.

Because a change of Certificate Owner by means of a gift (i.e., a transfer without full and adequate consideration) may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership.   A
Certificate Owner should consult the Plan Administrator and a competent tax adviser as to the tax consequences resulting from such a transfer.

                                 ASSIGNMENT

The Certificate Owner may assign the Certificate at any time. A copy of any assignment must be filed with Liberty Life. The Certificate Owner's rights and those of any revocably-named person will be subject to the assignment. Any Qualified Certificate may have limitations on assignability.

Because an assignment may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

                      PARTIAL WITHDRAWALS AND SURRENDER

The Certificate Owner may make partial withdrawals from the Certificate. Liberty Life must receive a Written Request and the minimum amount to be withdrawn must be at least $300 or such lesser amount as Liberty Life may permit in conjunction with a Systematic Withdrawal Program. If the Certificate Value after a partial withdrawal would be below $2,500, Liberty Life will treat the request as a withdrawal of only the excess amount over $2,500. The amount withdrawn will include any applicable Contingent Deferred Sales Charge and therefore the amount actually withdrawn may be greater than the amount of the surrender check requested. Unless the request specifies otherwise, the total amount withdrawn will be deducted from all Sub-Accounts of the Variable Account in the ratio that the value in each Sub-Account bears to the total Variable Account Value. If there is no value, or insufficient value, in the Variable Account, then the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

The Certificate Owner may totally surrender the Certificate by making a Written Request. Surrendering the Certificate will end it. Upon surrender, the Certificate Owner will receive the Certificate Withdrawal Value.

Liberty Life will pay the amount of any surrender within seven days of receipt of such request. Alternatively, the Certificate Owner may purchase for himself or herself an annuity option with any surrender benefit of at least $5,000. Liberty Life's consent is needed to choose an option if the Certificate Owner is not a natural person.

Annuity  options  based on life contingencies cannot  be  surrendered  after
annuity  payments  have  begun.   Option A,  which  is  not  based  on  life
contingencies, may be surrendered if a variable payout has been selected.

Because of the potential tax consequences of a full or partial surrender, a Certificate Owner should consult a competent tax adviser regarding a surrender.

                             ANNUITY PROVISIONS

                              Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, payments will begin under the annuity option or options the Certificate Owner has chosen. The amount of the payments will be determined by applying the Certificate Value increased or decreased by a limited Market Value Adjustment of Fixed Account Value described in Appendix A (less any premium taxes not previously deducted and less any applicable Certificate Maintenance Charge) on the Income Date in accordance with the option selected.

                       Income Date and Annuity Option

The Certificate Owner may select an Income Date and an Annuity Option at the time of application. If the Certificate Owner does not select an Annuity Option, Option B will automatically be designated. If the Certificate Owner does not select an Income Date for the Annuitant, the Income Date will automatically be the earlier of (i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary and (ii) any maximum date permitted under state law.

                  Change in Income Date and Annuity Option

The Certificate Owner may choose or change an Annuity Option or the Income Date by making a Written Request to Liberty Life at least 30 days prior to the Income Date. However, any Income Date must be: (a) for fixed annuity options, not earlier than the first Certificate Anniversary; and (b) not later than the earlier of (i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary and (ii) any maximum date permitted under state law.

                               Annuity Options

The Annuity Options are:

    Option A: Income for a Fixed Number of Years;

    Option B: Life Income with 10 Years of Payments Guaranteed; and

    Option C: Joint and Last Survivor Income.

Other options may be arranged by mutual consent. Each option is available in two forms -- as a variable annuity for use with the Variable Account and as a fixed annuity for use with Liberty Life's general account Fixed Account. Variable annuity payments will fluctuate while fixed annuity payments will not. The dollar amount of each fixed annuity payment will be determined by deducting from the Certificate Value increased or decreased by a limited Market Value Adjustment described in Appendix A any premium taxes not previously deducted and any applicable Certificate Maintenance Charge and then dividing the remainder by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Certificate; or (b) the factor currently offered by Liberty Life at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

If no Annuity Option is selected, Option B will automatically be applied. Unless the Certificate Owner chooses otherwise, Variable Account Value, less any applicable premium taxes not previously deducted and less any applicable Certificate Maintenance Charge will be applied to a variable annuity option and Fixed Account Value increased or decreased by a limited Market Value Adjustment described in Appendix A less any premium taxes not previously deducted will be applied to a fixed annuity option. Whether variable or fixed, the same Certificate Value applied to each option will produce a different initial annuity payment as well as different subsequent payments.

The payee is the person who will receive the sum payable under an annuity option. Any annuity option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available to apply under any variable or fixed option is less than $5,000, Liberty Life has reserved the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

Annuity payments will be made monthly unless quarterly, semi-annual or annual payments are chosen by Written Request. However, if any payment provided for would be or becomes less than $100, Liberty Life has the right to reduce the frequency of payments to such an interval as will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. Liberty Life will pay an annuity for a chosen number of years, not fewer than 5 nor over 50 (a period of years over 30 may be chosen only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment). Option A is referred to as Preferred Income Plan (PIP). At any time while variable annuity payments are being made, the payee may elect to receive the following amount: (a) the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (this interest rate is 5% per year, unless 3% per year is chosen by Written Request at the time the option is selected); less (b) any Contingent Deferred Sales Charge due by treating the value defined in (a) as a total surrender. (See "Deductions for Contingent Deferred Sales Charge".) Instead of receiving a lump sum, the payee may elect another payment option and the amount applied to the option will not be reduced by the charge defined in
(b) above. If, at the death of the payee, Option A payments have been made for fewer than the chosen number of years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year, unless 3% per year had been chosen by the payee at the time the option was selected.

The Mortality and Expense Risk Charge is deducted during the Option A payment period if a variable payout has been selected, but Liberty Life has no mortality risk during this period.

Liberty Life has available a "level monthly" payment option that can be chosen for variable payments under Option A. Under this option, the monthly payment amount changes every twelve months instead of every month as would be the case under the standard monthly payment frequency. The "level monthly" option converts an annual payment amount into twelve equal monthly payments as follows. Each annual payment will be determined as described below in "Variable Annuity Payment Values". Each annual payment will then be placed in Liberty Life's general account, from which it will be paid out in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor used by Liberty Life that will vary from year to year. If the payments are commuted, (1) the commutation method described above for calculating the present value of remaining payments applies to any remaining annual payments and (2) any unpaid monthly payments out of the current twelve will be commuted at the interest rate that was used to determine those twelve current monthly payments.

See "Annuity Payments" on Page 24 for the manner in which Option A may be taxed.

Option  B: Life Income with 10 Years of Payments Guaranteed.   Liberty  Life
will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year, unless 3% per year was chosen by the Payee's Written Request.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. Liberty Life will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES DIE AFTER THE RECEIPT OF THE FIRST PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF BOTH PAYEES DIE AFTER RECEIPT OF THE SECOND PAYMENT AND SO ON.

                       Variable Annuity Payment Values

The amount of the first variable annuity payment is determined by Liberty Life using an annuity purchase rate that is based on an assumed annual investment return of 5% per year, unless 3% is chosen by Written Request. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge. Currently, a payee may instruct Liberty Life to change the Sub-Account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months.

                Proof of Age, Sex, and Survival of Annuitant

Liberty Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, Liberty Life will compute the amount payable based on the correct age and sex. If income payments have begun, any underpayments Liberty Life may have made will be paid in full with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until Liberty Life is repaid in full.

                           SUSPENSION OF PAYMENTS

Liberty Life reserves the right to postpone surrender payments from the Fixed Account for up to six months. Liberty Life reserves the right to suspend or postpone any type of payment from the Variable Account for any period when: (a) the New York Stock Exchange is closed other than customary weekend or holiday closings; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or (d) the Securities and Exchange Commission permits delay for the protection of security holders. The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) and (c) exist.

                                 TAX STATUS

                                Introduction

The Certificate is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which the Certificate is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Liberty Life's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.



                      Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Certificate, or annuity payments.

Surrenders, Assignments and Gifts. A Certificate Owner who fully surrenders his or her Certificate is taxed on the portion of the payment that exceeds his or her cost basis in the Certificate. For Non-Qualified Certificates, the cost basis is generally the amount of the Purchase Payments made for the Certificate and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Certificates, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special 5-year income averaging. A Designated Beneficiary receiving a lump sum surrender benefit after the death of the Annuitant or Certificate Owner is taxed on the portion of the amount that exceeds the Certificate Owner's cost basis in the Certificate. If the Designated Beneficiary elects to receive annuity payments within 60 days of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds Purchase Payments. Then, to the extent the Certificate Value does not exceed Purchase Payments, such withdrawals are treated as a non-taxable return of principal to the Certificate Owner. For partial withdrawals under a Qualified Certificate, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Certificates is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

A Certificate Owner who assigns or pledges a Non-Qualified Certificate is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to partial withdrawals or surrenders. A Certificate Owner who gives away the Certificate (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Certificate.

A special computational rule applies if Liberty Life issues to the Certificate Owner, during any calendar year, (a) two or more Certificates or
(b) one or more Certificates and one or more of Liberty Life's other annuity contracts. Under this rule, the amount of any distribution includable in the Certificate Owner's gross income is to be determined under Section 72(e) of the Code by treating all the Liberty Life contracts as one contract. Liberty Life believes that this means the amount of any distribution under one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of the cost bases for all the contracts.

Annuity Payments. The non-taxable portion of each variable annuity payment is determined by dividing the cost basis of the Certificate by the total number of expected payments while the non-taxable portion of each fixed annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Certificate bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in Liberty Life's general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Penalty Tax. Payments received by Certificate Owners, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received:
(a) after the taxpayer attains age 59-1/2; (b) in a series of substantially equal payments made for life or life expectancy; (c) after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the Annuitant); (d) if the taxpayer becomes totally and permanently disabled; or (e) under a Non-Qualified Certificate's annuity payment option that provides for a series of substantially equal payments, provided only one Purchase Payment is made to the Certificate, the Certificate is not issued as a result of a Section 1035 exchange, and the first annuity payment begins in the first Certificate Year.

Income Tax Withholding. Liberty Life is required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. Liberty Life will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities"
(TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).


Section 1035 Exchanges. A Non-Qualified Certificate may be purchased with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is Liberty Life's understanding that in such an event: (a) the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Certificates"; (b) Purchase Payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and (c) Purchase Payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law: (i) the penalty tax does not apply to any distribution; (ii) partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and (iii) assignments are not treated as surrenders subject to taxation. Liberty Life's understanding of the above is principally based on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.


Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds are designed to be managed to meet the diversification requirements for the Certificate as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate would not be treated as an annuity contract. As a consequence to the Certificate Owner, income earned on a Certificate would be taxable to the Certificate Owner in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, Liberty Life would be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which a Certificate Owner's control of the investments of a segregated asset account may cause the Certificate Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Certificate. Liberty Life, however, has reserved certain rights to alter the Certificate and investment alternatives so as to comply with such regulations. Since the regulations have not been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, Certificate Owners are urged to consult with their own tax advisers.

                               Qualified Plans

The Certificate is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of the Certificate with the various types of
Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection therewith. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

                           Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such Purchase Payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity"
(TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Certificate or otherwise, only (a) when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or (b) in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions. Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of 12/31/88. The Internal Revenue Service has indicated that the distribution restrictions of
Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

Liberty Life will notify a Certificate Owner who has requested a distribution from a Certificate if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account (IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate if the Certificate Owner receives the amount rather than directing Liberty Life by Written Request to transfer the amount as a direct rollover to another TSA or IRA.

                       Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" and "Roth IRA", respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

                 Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

                     VARIABLE  ACCOUNT VOTING PRIVILEGES

In accordance with its view of present applicable law, Liberty Life will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. Liberty Life will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Liberty Life determines that it is permitted to vote the shares of the Eligible Funds in its own right, it may elect to do so.

The person having the voting interest under a Certificate prior to the Income Date shall be the Certificate Owner. The number of shares held in each Sub-Account which are attributable to each Certificate Owner is determined by dividing the Certificate Owner's Variable Account Value in each Sub-Account by the net asset value of the applicable share of the Eligible Fund. The person having the voting interest after the Income Date under an annuity payment option shall be the payee. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

The number of shares in which a person has a voting interest will be determined as of the date coincident with the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund and voting instructions will be solicited by written communication prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions with respect to the proportion of the Eligible Fund shares held in the Variable Account corresponding to his or her interest in the Variable Account.

                          SALES OF THE CERTIFICATES

Keyport Financial Services Corp. ("KFSC") serves as the Principal Underwriter for the Certificate described in this prospectus. The
Certificate will be sold by salespersons who represent Liberty Life Assurance Company of Boston, an affiliate of KFSC, as variable annuity agents and who are registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.


Certificates may be sold with lower or no dealer compensation (1) to a person who is an officer, director, or employee of Liberty Life, or an affiliate of Liberty Life, a trustee or officer of an Eligible Fund, an employee of the investment adviser or sub-investment adviser of an Eligible Fund, or an employee or associated person of an entity which has entered into a sales agreement with the Principal Underwriter for the distribution of Certificates, or (2) to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that (1) they are not subject to the deduction for the Certificate Maintenance Charge, the asset-based Sales charge or the Contingent Deferred Sales Charge and (2) they have a Mortality and Expense Risk Charge of 0.35% per year.

Certificates may be sold with lower or no dealer compensation as part of an exchange program for other variable annuity contracts previously issued by Liberty Life ("Old VA"). Such a Certificate will be issued with an exchange endorsement. One effect of the endorsement is that no Contingent Deferred Sales Charge will be assessed under the Old VA at the time of the exchange and that any Contingent Deferred Charge assessed under the Certificate in relation to the initial Purchase Payment (i.e., the amount exchanged) will be calculated based on the actual time of each purchase payment under the Old VA. The endorsement also provides that the refund amount described in "Right to Revoke" will not be made if the Certificate is returned. Instead, Liberty Life will return the Old VA to the owner and treat it as if no exchange had occurred.


                              LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. Liberty Life is engaged in various kinds of routine litigation which in its judgment is not of material importance in relation to the total capital and surplus of Liberty Life.

                       INQUIRIES BY CERTIFICATE OWNERS

Certificate Owners with questions about their Certificates may write Liberty Life Service Office, 125 High Street, Boston, MA 02110, or call (800) 367-3653.

            TABLE OF CONTENTS-STATEMENT OF ADDITIONAL INFORMATION

                                                             Page
Liberty Life Assurance Company of Boston                        2
Variable Annuity Benefits                                       2
  Variable Annuity Payment Values                               2

  Re-Allocating Sub-Account Payments                            3

Safekeeping of Assets                                           4
Principal Underwriter                                           4
Experts                                                         4

Investment Performance                                          4
  Average Annual Total Return for a Certificate that is
    Surrendered                                                 5
  Change in Accumulation Unit Value                             7
  Yields for Stein Roe Money Market Sub-Account                 9
Financial Statements                                           10
  Liberty Life Assurance Company of Boston                     11
  Variable Account J                                           41


                                 APPENDIX A

  THE FIXED ACCOUNT (ALSO KNOWN AS THE MODIFIED GUARANTEED ANNUITY ACCOUNT)

                                Introduction

This Appendix describes the Fixed Account option available under the Certificate.

FIXED ACCOUNT VALUES PROVIDED BY THE CERTIFICATE ARE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY RESULT IN UPWARD OR DOWNWARD ADJUSTMENTS IN AMOUNTS TRANSFERRED AND AMOUNTS PAID (INCLUDING WITHDRAWALS, SURRENDERS, DEATH BENEFITS, AND AMOUNTS APPLIED TO PURCHASE ANNUITY PAYMENTS) TO A CERTIFICATE OWNER OR OTHER PAYEE. IN NO EVENT WILL THE DOWNWARD MARKET VALUE ADJUSTMENT ELIMINATE INTEREST AT THE RATE OF 3% PER YEAR APPLIED TO THE AMOUNT ALLOCATED TO A GUARANTEED PERIOD. PAYMENTS MADE FROM FIXED ACCOUNT VALUES AT THE END OF THEIR GUARANTEE PERIOD ARE NOT SUBJECT TO THE MARKET VALUE ADJUSTMENT.

Purchase Payments allocated to the Fixed Account option become part of Liberty Life's general account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account options have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the general account an investment company under the Investment Company Act. Accordingly, neither the general account, the Fixed Account option, nor any interest therein, is subject to regulation under the 1933 Act or the Investment Company Act. Liberty Life understands that the Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

        Investments in the Fixed Account and Capital Protection Plus

Purchase Payments will be allocated to the Fixed Account in accordance with the selection made by the Certificate Owner in the application. Any selection must specify that percentage of the Purchase Payment that is to be allocated to each Guarantee Period of the Fixed Account. The percentage, if not zero, must be at least 10%. The Certificate Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Certificate Owner has by Written Request authorized Liberty Life to accept telephone allocation instructions from the Certificate Owner. By authorizing Liberty Life to accept telephone changes, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Liberty Life from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

Liberty  Life  currently offers Guarantee Periods of 1, 3, 5, and  7  years.
Liberty Life may change at any time the number of Guarantee Periods it offers under newly-issued and in-force Certificates, as well as the length of those Guarantee Periods. If Liberty Life stops offering a particular Guarantee Period, existing Fixed Account Value in such Guarantee Period would not be affected until the end of the Period (at that time, a Period of the same length would not be a transfer option). Each Guarantee Period currently offered is available for initial and subsequent Purchase Payments and for transfers of Certificate Value.

Liberty Life offers a Capital Protection Plus program that a Certificate Owner may request. Under this program, Liberty Life will allocate part of the Purchase Payment to the Guarantee Period selected by the Certificate Owner so that such part, based on that Guarantee Period's interest rate in effect on the date of allocation, will equal at the end of the Guarantee Period the total Purchase Payment. The rest of the Purchase Payment will be allocated to the Sub-Account(s) of the Variable Account based on the Certificate Owner's allocation. If any part of the Fixed Account Value is surrendered or transferred before the end of the Guarantee Period, the Value at the end of that Period will not equal the original Purchase Payment amount.

For an example of Capital Protection Plus, assume Liberty Life receives a Purchase Payment of $10,000 when the interest rate for the 7-year Guarantee Period is 6.75% per year. Liberty Life will allocate $6,331 to that
Guarantee  Period  because $6,331 will increase at  that  interest  rate  to
$10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Sub-Account(s) selected by the Certificate Owner.

                             Fixed Account Value

The Fixed Account Value at any time is equal to:

(a) all Purchase Payments allocated to the Fixed Account plus the interest subsequently credited on those payments; plus

(b) any Variable Account Value transferred to the Fixed Account plus the interest subsequently credited on the transferred value; less

(c) any prior partial withdrawals from the Fixed Account, including any charges therefor; less

(d)   any Fixed Account Value transferred to the Variable Account.

                              Interest Credits

Liberty Life will credit interest daily (based on an annual compound interest rate) to Purchase Payments allocated to the Fixed Account at rates declared by Liberty Life for Guarantee Periods of one or more years from the month and day of allocation. Any rate set by Liberty Life will be at least 3% per year.

Liberty Life's method of crediting interest means that Fixed Account Value might be subject to different rates for each Guarantee Period the Certificate Owner has selected in the Fixed Account. For purposes of this section, Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for another Guarantee Period shall be treated as a Purchase Payment allocation.

                   Application of Market Value Adjustment

Any surrender, withdrawal, transfer, or application to an Annuity Option of Fixed Account Value from a Guarantee Period of three years or more is subject to a limited Market Value Adjustment, unless: (1) the effective date of the transaction is at the end of the Guarantee Period; or (2) the effective date of a surrender is within 90 days of the date of death of the first Covered Person to die.

If a Market Value Adjustment applies to either a surrender or the application to an Annuity Option, then any negative Market Value Adjustment amount will be deducted from the Certificate Value and any positive Market Value Adjustment amount will be added to the Certificate Value. If a Market Value Adjustment applies to either a partial withdrawal or a transfer, then any negative Market Value Adjustment amount will be deducted from the partial withdrawal or transfer amount after the withdrawal or transfer amount has been deducted from the Fixed Account Value, and any positive Market Value Adjustment amount will be added to the applicable amount after it has been deducted from the Fixed Account Value.

No Market Value Adjustment is ever applicable to Guarantee Periods of fewer than three years.

                      Effect of Market Value Adjustment

A Market Value Adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The Market Value Adjustment may be positive or negative, but any negative Adjustment may be limited in amount (see Market Value Adjustment Factor below).

Generally, if the Treasury Rate for the Guarantee Period is lower than the Treasury Rate for a new Guarantee Period with a length equal to the time remaining in the Guarantee Period, then the application of the limited Market Value Adjustment will result in a reduction of the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

Similarly, if the Treasury Rate for the Guarantee Period is higher than the Treasury Rate for a new Guarantee Period with a length equal to the time remaining in the Guarantee Period, then the application of the Market Value Adjustment will result in an increase in the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

The Market Value Adjustment will be applied before the deduction of any applicable surrender charges or applicable taxes.

                       Market Value Adjustment Factor

The Market Value Adjustment is computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to a Payment Option, by the Market Value Adjustment Factor. The Market Value Adjustment Factor is calculated as the larger of Formula (1) or (2):

(1)  (1+a)/(1+b)(n/12) - 1

where:

"a" is the Treasury Rate for the number of Guarantee Period Years in the Guarantee Period;

"b" is the Treasury Rate for a period equal to the time remaining (rounded up to the next whole number of Guarantee Period Years) to the expiration of the Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of the Guarantee Period.

(2)  (1.03)/(1+i)(y+d/#) - 1

where:

"i" is the Guaranteed Interest Rate for the Guarantee Period;

"y" is the number of complete Guarantee Period Years that have elapsed in Your Guarantee Period;

"d" is the number of days since the last Guarantee Period Anniversary or, if "y" is zero, the number of days since the start of the Guarantee Period; and

"#" is the number of days in the current Guarantee Period Year (i.e., the sum of "d" and the number of days until the next Guarantee Period Anniversary).

In Formulas (1) and (2), all references to Guarantee Period, Guarantee Period Anniversary, Guarantee Period Month, and Guarantee Period Year relate to the Guarantee Period from which is being taken the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

As stated above, the Formula (2) amount will apply only if it is greater than the Formula (1) amount. This will occur only when the Formula (1) amount is negative and the Formula (2) amount is a smaller negative number. Formula (2) thus ensures that a full (normal) negative Market Value Adjustment of Formula (1) will not apply to the extent it would decrease the Guarantee Period's Fixed Account Value (before the deduction of any applicable surrender charges or any applicable taxes) below the following amount:

    (a)  the amount allocated to the Guarantee Period; less
    (b)  any prior systematic or partial withdrawal amounts; less
    (c) any prior amounts transferred to the Variable Account or to another Guarantee Period in the Fixed Account; plus
    (d) interest on the above items (a) through (c) credited annually at a rate of 3% per year.

                               Treasury Rates

The Treasury Rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in Formula (1) above. Weekly Series are published at the beginning of the following week. To determine "a", Liberty Life uses the weekly Series first published on or after the most recent Determination Date which occurs on or before the Start Date for the Guarantee Period, except that if the Start Date is the same as the Determination Date or the date of publication, or any date in between, Liberty Life instead uses the weekly Series first published after the prior Determination Date. To determine "b", Liberty Life uses the Weekly Series first published on or after the most recent Determination Date which occurs on or before the date on which the Market Value Adjustment Factor is calculated, except that if the calculation date is the same as the Determination Date or the date of publication, or any date in between, Liberty Life instead uses the weekly Series first published after the prior Determination Date. The Determination Dates are the last business day prior to the first and fifteenth of each calendar month.

If the number of years specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, the Treasury Rate will be determined by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If the Treasury Constant Maturity Series becomes unavailable, Liberty Life will adopt a comparable constant maturity index or, if such a comparable index also is not available, Liberty Life will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

                          End of A Guarantee Period

Liberty Life will notify a Certificate Owner in writing at least 30 days prior to the end of a Guarantee Period. At the end of the Guarantee Period, Liberty Life will automatically transfer the Guarantee Period's Fixed Account Value to the Money Market Sub-Account of the Variable Account unless Liberty Life previously received a Certificate Owner's Written Request of:
(1) election of a new Guarantee Period from among those being offered by Liberty Life at that time; or (2) instructions to transfer the ending Guarantee Period's Fixed Account Value to one or more Sub-accounts of the Variable Account. A new Guarantee Period cannot be longer than the number of years remaining until the Income Date.

                      Transfers of Fixed Account Value

The Certificate Owner may transfer Fixed Account Value from one Guarantee Period to another or to one or more Sub-Accounts of the Variable Account subject to any applicable Market Value Adjustment. If the Fixed Account Value represents multiple Guarantee Periods, the transfer request must specify from which values the transfer is to be made.

The Certificate allows Liberty Life to limit the number of transfers that can be made in a specified time period. Currently, Liberty Life is limiting Variable Account and Fixed Account transfers to generally unlimited transfers per calendar year with a $500,000 per transfer dollar limit. See "Transfer of Variable Account Value". Transfers from the Fixed Account to the Variable Account at limited to 110% of the Fixed Account Value at the beginning of the Certificate Year. This limitation will be waived if a Systematic Withdrawal Program is in effect. These limitations will not apply to any transfer made at the end of a Guarantee Period. Certificate Owners will be notified, in advance, of a change in the limitation on the number of transfers.

Transfer requests must be by Written Request unless the Certificate Owner has authorized Liberty Life by Written Request to accept telephone transfer instructions from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Liberty Life to accept telephone transfer instructions, a
Certificate  Owner  agrees  to accept and be bound  by  the  conditions  and
procedures  established  by Liberty Life from time  to  time.   The  current
conditions and procedures are in Appendix B and Certificate Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Liberty Life before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be executed at the close of business that day. Any requests received later will be executed at the close of the next business day.

The amount of the transfer will be deducted from the specified values in the manner stated in the next section below.

If 100% of a Guarantee Period's value is transferred and the current allocation for Purchase Payments includes that Guarantee Period, then the allocation formula for future Purchase Payments will automatically change unless the Certificate Owner instructs otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-Account A and all Fixed Account Value is transferred to Sub-Account A, the allocation formula will change to 100% to Sub-Account A.
                                 APPENDIX B

                           TELEPHONE INSTRUCTIONS

                  Telephone Transfers of Certificate Values

1. If there are Joint Certificate Owners, both must authorize Liberty Life to accept telephone instructions but either Certificate Owner may give Liberty Life telephone instructions.

2. All callers will be required to identify themselves. Liberty Life reserves the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to Liberty Life's satisfaction.

3. Neither Liberty Life nor any person acting on its behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, Liberty Life will employ reasonable procedures to confirm that a telephone instruction is genuine and, if Liberty Life does not, Liberty Life may be liable for losses due to an unauthorized or fraudulent instruction. The Certificate Owner thus bears the risk that an unauthorized or fraudulent instruction that is executed may cause the Certificate Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. The application for the Certificate may allow a Certificate Owner to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, such power will be treated as durable in nature and shall not be affected by the subsequent incapacity, disability or incompetency of the Certificate Owner. Either Liberty Life or the authorized person may cease to honor the power by sending written notice to the Certificate Owner at the Certificate Owner's last known address. Neither Liberty Life nor any person acting on its behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until (a) Liberty Life receives the Certificate Owner's written revocation, (b) Liberty Life discontinues the privilege, or (c) Liberty Life receives written evidence that the Certificate Owner has entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. Telephone transfer instructions received by Liberty Life at 800-367-3653 before the close of trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) will be initiated that day based on the unit value prices calculated at the close of that day. Instructions received after the close of trading on the NYSE will be initiated the following business day.

8. Once instructions are accepted by Liberty Life, they may not be canceled.

9. All transfers must be made in accordance with the terms of the Certificate and current prospectus. If the transfer instructions are not in good order, Liberty Life will not execute the transfer and will notify the caller within 48 hours.

10. If 100% of any Sub-Account's value is transferred and the allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will change accordingly unless Liberty Life receives telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless Liberty Life is instructed otherwise.


        Telephone Changes to Purchase Payment Allocation Percentages

                      Numbers 1-6 above are applicable.






                                   PART B

                     STATEMENT OF ADDITIONAL INFORMATION

                       GROUP FLEXIBLE PURCHASE PAYMENT
                     DEFERRED VARIABLE ANNUITY CONTRACT
                                  ISSUED BY
                             VARIABLE ACCOUNT J
                                     OF
          LIBERTY LIFE ASSURANCE COMPANY OF BOSTON ("Liberty Life")





This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Liberty Advisor variable annuity prospectus dated May 1, 1998. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Liberty Life at 125 High Street, Boston, MA 02110 or by calling
(800) 437-4466.



                              TABLE OF CONTENTS

                                                                     Page

Liberty Life Assurance Company of Boston................................2
Variable Annuity Benefits...............................................2
  Variable Annuity Payment Values.......................................2

  Re-Allocating Sub-Account Payments....................................3

Safekeeping of Assets...................................................4
Principal Underwriter...................................................4
Experts.................................................................4

Investment Performance..................................................4
  Average Annual Total Return for a Certificate that is Surrendered.....5
  Change in Accumulation Unit Value.....................................7
  Yields for Stein Roe Money Market Sub-Account.........................9
Financial Statements....................................................10
  Liberty Life Assurance Company of Boston..............................11
  Variable Account J....................................................41



    The date of this statement of additional information is May 1, 1998.

                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

Liberty Mutual Insurance Company ("Liberty Mutual") and Liberty Mutual Fire Insurance Company ("Liberty Mutual Fire") are the ultimate corporate parents of Liberty Life. Liberty Mutual and Liberty Mutual Fire ultimately control Liberty Life through the following intervening holding company subsidiary:
Liberty Mutual Property-Casualty Holding Corporation. Liberty Mutual is a multi-line insurance company. For additional information about Liberty Life, see page 8 of the prospectus.

                          VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The first payment for each Sub-Account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option; or (b) the factor currently offered by Liberty Life at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying
(a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Liberty Life uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Liberty Life first purchased Eligible Fund shares on behalf of the Variable Account, Liberty Life valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Liberty Life calculates a net investment factor for each Sub-Account by dividing (a) by (b), where:

    (a) is equal to the net investment factor as defined in the prospectus without any deduction for the sales charge defined in (c)(ii) of the net investment factor formula; and

    (b) is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Certificate's annuity tables is 5% per year. An AIR of 3% per year is also currently available upon Written Request.

With  a  particular  AIR,  payments after the first  one  will  increase  or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 5% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 5%, 3%, or 0%
between the time of the first and second payments. With an actual 9% return, the 3% AIR and 5% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 5% return, the 3% AIR payment would increase in amount while the 5% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 5% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 5% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 5% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 5% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 5% AIR payment amount.

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Liberty Life to change the Sub-Account(s) used to determine the amount of the variable annuity payments 1 time every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-
Account,  if not zero, must be at least 5% and must be a whole  number.   At
the  end  of  the Valuation Period during which Liberty Life   receives  the
request, Liberty Life will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

                            SAFEKEEPING OF ASSETS

Liberty Life is responsible for the safekeeping of the assets of the Variable Account.

Liberty Life has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements. Liberty Life has contracted with Keyport Life Insurance Company, an affiliate, to provide all administration for the Contracts and Certificates, as its agent. Keyport Life Insurance Company's compensation is based on the number of Certificates and on the Certificate Value of these Certificates.

                            PRINCIPAL UNDERWRITER

The   Contract   and  Certificate,  which  are  offered  continuously,   are
distributed by Keyport Financial Services Corp. ("KFSC"), which is an affiliate of Liberty Life.

                                   EXPERTS


The financial statements of Liberty Life Assurance Company of Boston at December 31, 1997 and 1996, and for each of the two years in the period ended December 31, 1997 and the financial statements of Liberty Life Assurance Company of Boston-Variable Account J as of December 31, 1997, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

The financial statements of Liberty Life Assurance Company of Boston for the year ended December 31, 1995 have been included herein in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.


                           INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S.
inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S.
government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Average Annual Total Return for a Certificate that is Surrendered

The tables below provide performance results for each Sub-Account through December 31, 1997. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Certificate Owner.

The following tables were calculated using the method prescribed by the Securities and Exchange Commission. They illustrate each Sub-Account's average annual total return over the periods shown assuming a single $1,000 initial purchase payment and the surrender of the Certificate at the end of each period. The Sub-Account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-Account for the period specified. The first table uses the inception date of the Certificate's Sub-Accounts while the second table assumes the Certificate was available prior to that date on the Funds' inception date.

Each calculation assumes that the $1,000 initial purchase payment was allocated to only one Sub-Account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Certificate and the Sub-Account except for any premium taxes that may be payable. The charges reflected are: a Contingent Deferred Sales Charge that applies when the hypothetical Certificate is surrendered; the annual 1.25% Mortality and Expense Risk Charge; the annual 0.15% sales charge; and, on an allocated basis, the Certificate's Certificate Maintenance Charge that is deducted at the end of each year and upon surrender. The Contingent Deferred Sales Charge used in the calculations for a particular Sub-Account is equal to the percentage charge in effect at the end of the period multiplied by the assumed $1,000 payment. The percentage charge declines from 7% to 1% over 7 years by 1% per year.

                                      Average Annual Total Return for a
                                     Certificate Surrendered on 12/31/97
                                    Hypothetical $1,000 Purchase Payment*

                                       Length of Investment Period

                                One   Three  Five   Ten   Since Sub-Account
Sub-Account                     Year  Years  Years  Years Inception Shown**
Alger Growth                     N/A   N/A    N/A   N/A   -9.24%(7/30/97)
Alger Small Cap                  N/A   N/A    N/A   N/A   -7.04 (7/30/97)
Alliance Global Bond             N/A   N/A    N/A   N/A   -4.92 (7/30/97)
Alliance Premier Growth          N/A   N/A    N/A   N/A   -7.63 (7/30/97)
Colonial Growth and Income       N/A   N/A    N/A   N/A   -2.15 (7/30/97)
Colonial Int'l Fund for Growth   N/A   N/A    N/A   N/A  -21.75 (7/30/97)
Colonial Strategic Income        N/A   N/A    N/A   N/A   -4.38 (7/30/97)
Colonial U. S. Stock             N/A   N/A    N/A   N/A   -4.57 (7/30/97)

Liberty All-Star Equity          N/A   N/A    N/A   N/A     N/A (2/11/98)

Newport Tiger                    N/A   N/A    N/A   N/A  -39.47 (7/30/97)
Stein Roe Global Utilities       N/A   N/A    N/A   N/A   10.56 (7/30/97)
MFS Emerging Growth              N/A   N/A    N/A   N/A   -6.71 (7/30/97)
MFS Research                     N/A   N/A    N/A   N/A   -8.87 (7/30/97)
Stein Roe Balanced               N/A   N/A    N/A   N/A   -6.14 (7/30/97)
Stein Roe Growth Stock           N/A   N/A    N/A   N/A   -4.84 (7/30/97)
Stein Roe Mortgage Securities    N/A   N/A    N/A   N/A   -4.13 (7/30/97)
Stein Roe Special Venture        N/A   N/A    N/A   N/A  -11.81 (7/30/97)


* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Colonial Int'l Fund for Growth, Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 5 on page 6 of the prospectus any expense reimbursement percentages currently applicable to the Funds.


** Non-annualized total returns are shown since these Sub-Accounts have been in existence for less than one year.


                                      Average Annual Total Return for a
                                     Certificate Surrendered on 12/31/97
                                    Hypothetical $1,000 Purchase Payment*

                                       Length of Investment Period

                                One   Three  Five   Ten      Since Fund
Sub-Account                     Year  Years  Years  Years  Inception Shown
Alger Growth                   18.01% 22.18% 17.43% N/A   17.76%(1/9/89)
Alger Small Cap                 3.85  16.13  10.84  N/A   17.58 (9/21/88)
Alliance Global Bond           -6.68   7.41   5.25  N/A    6.32 (7/15/91)
Alliance Premier Growth        26.01  30.88  19.19  N/A   19.90 (6/26/92)
Colonial Growth and Income     21.19  22.89   N/A   N/A   15.42 (7/1/93)
Colonial Int'l Fund for Growth -9.87  -0.10   N/A   N/A   -2.04 (5/3/94)
Colonial Strategic Income       1.70   9.68   N/A   N/A    8.32 (7/13/94)
Colonial U. S. Stock           24.41  25.24   N/A   N/A   22.66 (7/5/94)
Liberty All-Star Equity          N/A   N/A    N/A   N/A   -6.37(11/15/97)**
Newport Tiger                 -36.16   N/A    N/A   N/A   -7.60 (5/1/95)
Stein Roe Global Utilities     20.98  20.23   N/A   N/A    9.53 (7/1/93)
MFS Emerging Growth            14.22   N/A    N/A   N/A   20.33 (7/24/95)
MFS Research                   12.60   N/A    N/A   N/A   18.84 (7/26/95)
Stein Roe Balanced              9.21  16.61  10.57  N/A   11.42 (1/1/89)
Stein Roe Growth Stock         24.45  27.64  14.94  N/A   16.35 (1/1/89)
Stein Roe Mortgage Securities   1.54   7.07   4.88  N/A    6.89 (1/1/89)
Stein Roe Special Venture       0.32  12.58  14.16  N/A   14.82 (1/1/89)


* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Colonial Int'l Fund for Growth, Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 5 on page 6 of the prospectus for any expense reimbursement percentages currently applicable to the Funds.


** Non-annualized total returns are shown since this Sub-Account has been in existence for less than one year.

Change in Accumulation Unit Value


The following performance information illustrates the average annual change and the actual annual change in Accumulation Unit values for each Sub-Account and is computed differently than the standardized average annual total return information. Performance information for periods prior to the inception date of the Contract's Sub-Accounts (7/30/97 except for Liberty All-Star Equity (2/11/98)) assumes the Certificates were available prior to that date on the Funds' inception date.


A Sub-Account's average annual change in Accumulation Unit values is the annualized rate at which the value of a Unit changes over the time period illustrated. A Sub-Account's actual annual change in Accumulation Unit values is the rate at which the value of a Unit changes over each 12-month period illustrated. These rates of change in Accumulation Unit values reflect the Certificate's annual 1.25% Mortality and Expense Risk Charge and the annual 0.15% sales charge. They do not reflect deductions for any Contingent Deferred Sales Charge, Certificate Maintenance Charge, and premium taxes. The rates of change would be lower if these charges were included.


                           Average Annual Change    Average Annual Change
                            In Accumulation Unit  in Accumulation Unit Value
                              Value From Fund       over the period shown
                              Inception Shown          through 12/31/97
Sub-Account                  through 12/31/97**     Three Years   Five Years
Alger Growth                    17.76% (1/6/89)        23.07%       17.64%
Alger Small Cap                 17.67  (9/20/88)       17.38        11.25
Alliance Global Bond             6.43  (7/15/91)        8.55         5.57
Alliance Premier Growth         20.06  (6/26/92)       31.65        19.39
Colonial Growth and Income      15.82  (7/1/93)        23.77          N/A
Colonial Int'l Fund for Growth  -0.94  (5/3/94)         1.22          N/A
Colonial Strategic Income        9.26  (7/5/94)        10.78          N/A
Colonial U. S. Stock            23.34  (7/5/94)        26.08          N/A
Liberty All-Star Equity          0.63***(11/15/97)       N/A          N/A
Newport Tiger                   -5.81  (5/1/95)          N/A          N/A
Stein Roe Global Utilities      10.01  (7/1/93)        21.14          N/A
MFS Emerging Growth             21.88  (7/24/95)         N/A          N/A
MFS Research                    20.43  (7/26/95)         N/A          N/A
Stein Roe Balanced              11.42  (1/1/89)        17.58        10.84
Stein Roe Growth Stock          16.35  (1/1/89)        28.45        15.17
Stein Roe Mortgage Securities    6.89  (1/1/89)         8.22         5.21
Stein Roe Special Venture       14.82  (1/1/89)        13.62        14.39

                                 12-Month Period Change in Accumulation
                                                Unit Value**
Sub-Account                   1989     1990    1991    1992    1993    1994
Alger Growth                  22.42%*  2.69%  38.45%  10.82%  20.78%   0.05%
Alger Small Cap               62.22    7.21   55.37    2.12   11.72   -5.69
Alliance Global Bond            N/A     N/A   10.29*   3.40    9.61   -6.46
Alliance Premier Growth         N/A     N/A     N/A   12.99*  11.07   -4.30
Colonial Growth and Income      N/A     N/A     N/A     N/A    4.28*  -2.12
Colonial Int'l Fund for Growth  N/A     N/A     N/A     N/A     N/A   -6.86*
Colonial Strategic Income       N/A     N/A     N/A     N/A     N/A    0.15*
Colonial U. S. Stock            N/A     N/A     N/A     N/A     N/A    3.69*
Liberty All-Star Equity         N/A     N/A     N/A     N/A     N/A     N/A
Newport Tiger                   N/A     N/A     N/A     N/A     N/A     N/A
Stein Roe Global Utilities      N/A     N/A     N/A     N/A   -2.38* -11.51
MFS Emerging Growth             N/A     N/A     N/A     N/A     N/A     N/A
MFS Research                    N/A     N/A     N/A     N/A     N/A     N/A
Stein Roe Balanced            20.82   -2.11   26.17    6.04    7.78   -4.52
Stein Roe Growth Stock        29.58   -3.04   45.98    5.15    3.52   -7.64
Stein Roe Mortgage Securities 11.33    7.59   12.90    4.49    4.80   -2.93
Stein Roe Special Venture     29.27  -10.29   35.36   12.90   33.80   -0.20

                                12-Month Period Change in Accumulation
                                                Unit Value**
Sub-Account                          1995      1996       1997
Alger Growth                         34.49%    11.77%     24.01%
Alger Small Cap                      42.32      2.73      10.62
Alliance Global Bond                 23.02      4.72      -0.72
Alliance Premier Growth              42.85     21.00      32.01
Colonial Growth and Income           28.34     16.16      27.19
Colonial Int'l Fund for Growth        4.39      3.62      -4.12
Colonial Strategic Income            16.67      8.20       7.70
Colonial U. S. Stock                 27.91     20.14      30.41
Liberty All-Star Equity                N/A       N/A       0.63*
Newport Tiger                        14.46*     9.69     -32.09
Stein Roe Global Utilities           33.30      5.04      26.98
MFS Emerging Growth                  16.70*    15.40      20.22
MFS Research                          9.97*    20.46      18.60
Stein Roe Balanced                   23.75     14.01      15.21
Stein Roe Growth Stock               35.84     19.59      30.45
Stein Roe Mortgage Securities        14.14      3.25       7.54
Stein Roe Special Venture            10.21     25.18       6.32

* Percentage of change is for less than 12 months; it is for the period from the inception date shown to the end of the year.


** Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Colonial Int'l Fund for Growth, Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 5 on page 6 of the prospectus for any expense reimbursement percentages currently applicable to the Funds.


*** Non-annualized total returns are shown since this Sub-Account has been in existence for less than one year.

Yield for Stein Roe Money Market Sub-Account

Yield for the Stein Roe Money Market Sub-Account are calculated using the method prescribed by the Securities and Exchange Commission. Yield reflects the deduction of the annual 1.40% asset-based Certificate charge and on an allocated basis, the Certificate's annual $36 Certificate Maintenance Charge. The yield does not reflect Contingent Deferred Sales Charges and premium tax charges. The yield would be lower if these charges were included. The following is the standardized formula:

Yield equals:  (A - B - 1) X  365
                  C           7

Where:

       A =  the Accumulation Unit value at the end of the 7-day period.

       B = hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual charge is equal to the $36 Certificate charge multiplied by a fraction equal to the average number of Certificates with Stein Roe Money Market Sub-Account value during the 7-day period divided by the average total number of Certificates during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one Stein Roe Money Market Sub-Account Accumulation Unit during the 7-day period divided by the average Certificate Value in Stein Roe Money Market Sub-Account during the 7-day period.

       C = the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the Stein Roe Money Market Sub-Account will continue over an entire year.


For the 7-day period ended 12/31/97 the yield for the Stein Roe Money Market Sub-Account was 3.90%.


                            FINANCIAL STATEMENTS

The financial statements of Liberty Life and the Variable Account are included in the statement of additional information. The financial statements of Liberty Life are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.






                       Report of Independent Auditors



The Board of Directors
Liberty Life Assurance Company of Boston


We have audited the accompanying balance sheets of Liberty Life Assurance Company of Boston (the Company) as of December 31, 1997 and 1996, and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liberty Life Assurance Company of Boston at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                                /s/ERNST & YOUNG LLP

Boston, Massachusetts
February 27, 1998




                        Independent Auditors' Report




The Board of Directors
Liberty Life Assurance Company of Boston:

We have audited the financial statements of Liberty Life Assurance Company of Boston for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows for Liberty Life Assurance Company of Boston for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP
Boston, Massachusetts
February 16, 1996




                  Liberty Life Assurance Company of Boston
                               Balance Sheets

                                                  Year ended December 31
                                                   1997             1996
                                                       (In Thousands)
Assets:
Investments:
 Fixed maturities, available for sale            $2,143,658      $1,737,187
 Equity securities, available for sale                3,187           4,122
 Policy loans                                        49,331          45,345
 Short-term investments                              57,956          78,715
 Other invested assets                               43,747          38,281
Total investments                                 2,297,879       1,903,650

Cash and cash equivalents                            37,211          34,372
Amounts recoverable from reinsurers                  55,313          48,800
Premiums receivable                                  13,606           8,421
Federal income taxes recoverable                        718
Investment income due and accrued                    23,764          20,820
Deferred policy acquisition costs                    89,154          77,424
Other assets                                          7,977           7,050
Assets held in separate accounts                  1,487,078       1,097,040

Total assets                                     $4,012,700      $3,197,577

Liabilities and Stockholders' Equity:
Liabilities:
 Future policy benefits                          $1,128,468      $  936,842
 Policyholders' and beneficiaries' funds            687,458         548,153
 Policy and contract claims                          42,222          30,394
 Dividends to policyholders                          11,246          12,919
 Experience rating refund reserves                    1,760           2,400
 Liability for participating policies                72,811          68,504
 Federal income taxes payable                                           542
 Deferred federal income taxes                      102,767          73,973
 Due to Parent                                        8,262           8,907
 Accrued expenses and other liabilities             112,724         117,144
 Liabilities related to separate accounts         1,487,078       1,097,040
Total liabilities                                 3,654,796       2,896,818

Stockholders' equity:
 Common stock, $312.50 par value; 8,000
  shares authorized, issued and outstanding           2,500           2,500
 Additional paid-in capital                          52,500          52,500
 Net unrealized gains on investments, net of
  federal income taxes of $70,189 and $43,793       130,326          81,330
 Cumulative foreign currency translations,
  net of federal income taxes of $852 and $612        1,583           1,139
 Retained earnings                                  170,995         163,290
Total stockholders' equity                          357,904         300,759

Total liabilities and stockholders' equity       $4,012,700      $3,197,577

               See accompanying notes to financial statements.


                  Liberty Life Assurance Company of Boston

                            Statements of Income

                                                  Year ended December 31
                                              1997       1996       1995
                                                      (In Thousands)

Revenues:
 Premiums, net                              $415,636   $283,965   $197,017
 Net investment income                       144,989    122,527    108,721
 Realized capital gains on investments         8,074      6,722      5,091
 Contractholder charges and assessments        7,335      5,759      5,428
 Other revenues                                9,010      4,469      4,323
Total revenues                               585,044    423,442    320,580

Benefits and expenses:
 Death and other policy benefits             249,449    173,281    126,029
 Recoveries from reinsurers on ceded claims  (11,382)   (11,454)   (10,489)
 Provision for future policy benefits and
  other policy liabilities                   186,883    121,347     88,903
 Interest credited to policyholders           38,128     32,252     27,527
 Change in deferred policy acquisition
  costs                                      (16,709)   (15,247)   (11,101)
 General expenses                            100,535     69,926     52,555
 Insurance taxes and licenses                 10,069      6,956      4,997
 Dividends to policyholders                    9,279     12,610     12,277
Total benefits and expenses                  566,252    389,671    290,698

Income from continuing operations before
 federal income taxes and earnings of
 participating policies                       18,792     33,771     29,882

Federal income taxes                           6,726     10,327     10,782

Income from continuing operations before
 earnings of participating policies           12,066     23,444     19,100

 Earnings of participating policies net
  of federal income tax benefit of $3,719
  in 1997, $2,514 in 1996 and $2,581
  in 1995                                      4,307      3,247      3,397

 Income from continuing operations             7,759     20,197     15,703

 Discontinued operations:
  Loss from operations on discontinued
   group health, net of federal income
   tax benefits of $29 in 1997, $175
   in 1996 and $1,236 in 1995                    (54)      (325)    (2,267)

Net income                                  $  7,705   $ 19,872    $13,436

               See accompanying notes to financial statements.

                  Liberty Life Assurance Company of Boston

                     Statements of Stockholders' Equity
                 Years ended December 31, 1997, 1996 and 1995
                               (In Thousands)

                                     Net
                                  Unrealized  Cumulative
                       Additional   Gains      Foreign
                 Common Paid-in   (Losses) on  Currency    Retained
                  Stock  Capital   Investments Translations Earnings  Total
Balance at
January 1, 1995  $2,500  $2,500   $ 12,274      $463     $129,982 $147,719

Net income                                                 13,436   13,436

Net unrealized
gains (losses) on
investments, net
of deferred
federal income
taxes of ($59,758)                 110,601                         110,601

Cumulative foreign
currency translations,
net of deferred
federal income taxes
of ($267)                                        494                   494

Balance at
December 31, 1995  2,500   2,500   122,875       957    143,418    272,250

Additional
paid-in
capital                   50,000                                    50,000

Net income                          19,872                          19,872

Net unrealized
losses on
investments, net
of deferred
federal income
tax benefit of $22,598             (41,545)                        (41,545)

Cumulative foreign
currency translations,
net of deferred
federal income taxes
of ($97)                                         182                   182

Balance at
December 31, 1996  2,500  52,500   81,330      1,139    163,290    300,759

Net income                                                7,705      7,705

Net unrealized
gains on
investments, net
of deferred federal
income taxes
of ($26,396)                       48,996                           48,996

Cumulative foreign
currency translations,
net of deferred
federal income
taxes of ($240)                                  444                   444

Balance at
December 31, 1997 $2,500 $52,500 $130,326     $1,583   $170,995   $357,904

               See accompanying notes to financial statements.





                  Liberty Life Assurance Company of Boston

                          Statements of Cash Flows

                                                     Year ended December 31
                                                1997      1996      1995
                                                         (In Thousands)
Cash flows from operating activities:
 Premiums collected                          $413,539  $280,613  $197,607
 Investment income received                   117,860    98,899    89,412
 Other considerations received                 10,300    10,331     9,421
 Policyholder claims paid                    (188,976) (124,297)  (96,494)
 Surrender benefits paid                      (44,534)  (33,748)   (5,927)
 General expenses paid                        (89,327)  (67,834)  (56,736)
 Insurance taxes and licenses paid             (9,955)   (3,959)   (6,000)
 Policyholder dividends paid                  (10,962)  (12,008)  (11,685)
 Federal income taxes paid, including
  capital gains taxes                          (5,829)   (5,858)  (12,878)
 Intercompany net receipts                       (645)     (426)    9,201
 Other receipts                                11,157    12,218    (2,782)
 Net cash flows provided by operating
  activities                                  202,628   153,931   113,139

Cash flows from investing activities:
 Proceeds from fixed maturities sold          159,987   128,493    41,763
 Proceeds from fixed maturities matured        89,033    91,292    75,084
 Cost of fixed maturities acquired           (550,588) (480,206) (224,725)
 Proceeds from equity securities sold           5,039   125,997    87,449
 Cost of equity securities acquired              (369) (122,197)  (86,390)
 Change in policy loans                        (3,986)   (4,673)   (4,087)
 Investment cash in transit                        59       126      (182)
 Proceeds from short-term investments sold
  or matured                                  802,596   833,144   485,257
  Cost of short-term investments acquired (780,872) (790,040) (566,870) Proceeds from other long-term investments
   sold                                         7,962     5,997     4,320
  Cost of other long-term investments
  acquired                                    (10,972)   (6,904)  (13,427)
Net cash used in investing activities        (282,111) (218,971) (201,808)

Cash flows from financing activities:
 Additional paid-in capital                     -        50,000      -
 Policyholders' deposits on investment
  contracts                                   185,488   139,579    62,019
 Policyholders' withdrawals from
  investment contracts                        (82,425)  (65,343)  (62,314)
 Change in securities loaned                  (20,741)  (89,625)  148,710

Net cash provided by financing activities      82,322    34,611   148,415

Change in cash and cash equivalents             2,839   (30,429)   59,746
Cash and cash equivalents, beginning of year   34,372    64,801     5,055

Cash and cash equivalents, end of year       $ 37,211 $  34,372  $ 64,801

               See accompanying notes to financial statements.

                  Liberty Life Assurance Company of Boston

                    Statements of Cash Flows (continued)

                                                   Year ended December 31
                                                1997      1996      1995
                                                         (In Thousands)
Reconciliation of net income to
 net cash flows from operating activities:
  Net income                                  $   7,705  $ 19,872 $ 13,436

Adjustments to reconcile net income to
 net cash flows from operating activities:
  Realized capital gains on investments          (8,074)   (6,722)  (5,091)
  Accretion of bond discount                    (23,586)  (20,271) (17,822)
  Interest credited to policyholders             38,128    32,252   27,543
  Changes in assets and liabilities:
   Proceeds from securities loaned               20,741    89,625 (148,710)
   Amounts recoverable from reinsures            (6,513)  (11,881)   4,897
   Premiums receivable                           (5,185)   (3,447)     413
   Investment income due and accrued             (2,944)   (3,545)  (1,409)
   Deferred policy acquisition costs            (16,708)  (15,247) (10,888)
   Other assets                                  (1,514)      495    1,354
   Future policy benefits                       191,626   127,800   88,924
   Policy and contract claims                    11,828    11,050   (1,523)
   Dividends to policyholders                    (1,673)      610      567
   Experience rating refund liabilities            (640)    1,210     (510)
   Liability for participating policies            4,307    3,248    3,397
   Change in federal income tax balances          (1,260)     542   (5,830)
   Deferred federal income taxes                   2,128    3,805    3,235
   Due to Parent                                    (645)    (427)   9,201
   Accrued expenses and other liabilities         (5,093) (75,038) 151,955

Net cash flows from operating activities      $  202,628 $153,931  113,139


               See accompanying notes to financial statements.



                  Liberty Life Assurance Company Of Boston

                        Notes to Financial Statements

                              December 31, 1997
                               (In Thousands)

1.  Nature of Operations and Significant Accounting Policies

Organization

Liberty Life Assurance Company of Boston (the Company) is domiciled in the Commonwealth of Massachusetts. The Company is directly owned 100% by Liberty Mutual Property-Casualty Holding Corporation, a subsidiary directly owned 90% by Liberty Mutual Insurance Company and 10% by Liberty Mutual Fire Insurance Company (Liberty Mutual).

The Company insures life, annuity and accident and health risks for groups and individuals. The Company also issues structured settlement contracts and administers separate account contracts. The Company is licensed and sells its products in all 50 states, the District of Columbia and Canada.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the year. Actual amounts could subsequently differ from such estimates.

Pending Accounting Standards

In June 197, the Financial Accounting Standards Board (FASB) issued SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, adoption in 1998 will have no impact on the Company's net income or capital. SFAS No. 130 requires unrealized gains or losses on the Company's available-for-sale securities and foreign currency translation adjustments, which currently are reported in capital, to be included in other comprehensive income and the disclosure of total comprehensive income. If the Company had adopted SFAS No. 130 for the year ended December 31, 1997, the total of other comprehensive income items and comprehensive income (which includes net income) would be $49,440 and $57,145 million, respectively, and would have been displayed separately.


                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

1.  Nature of Operations and Significant Accounting Policies (continued)

Pending Accounting Standards (continued)

In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," effective for years beginning after December 31, 1997. SFAS No. 131 requires that certain companies report financial and descriptive information about their reportable operating segments pursuant to criteria that differ from current accounting practice. Operating segments, as defined, are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The financial information to be reported includes segment profit or loss, certain revenue and expense items and segment assets and reconcilliations to corresponding amounts in the financial statements. SFAS No. 131 also requires information about revenues from products or services, countries where the company has operations or assets and major customers. The adoption of SFAS No. 131 will not affect results of operations or financial position, but will affect the disclosure of segment information.

In December 1997, the American Institute of Certified Public Accountants issued SOP 97-3 "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 established accounting standards for when an entity should recognize a liability for guaranty fund and other assessments, how to measure the liability, and when as asset may be recognized for paid assessments that can be recovered through premium tax offsets. SOP 97-3 is
not   expected  to  have  a  material  impact  on  the  Company's  financial statements.

Investments

Fixed maturity and equity securities are classified as available for sale and are carried at fair value. Unrealized gains and losses on fixed maturity and equity securities are reported as a separate component of stockholders' equity, net of applicable deferred income taxes.

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustments are included in investment income.





                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)


1.  Nature of Operations and Significant Accounting Policies (continued)

Short-term investments include investments with maturities of less than one year at the date of acquisition.

Other invested assets, principally investments in limited partnerships, are accounted for using the equity method.

Policy loans are reported at unpaid loan balances.

Realized   capital  gains  and  losses  are  determined  on   the   specific
identification basis.

Deferred Policy Acquisition Costs

Policy acquisition costs are the costs of acquiring new business which vary with, and are primarily related to, the production of new business. Such costs include commissions, costs of policy underwriting and variable agency expenses. Acquisition costs related to traditional and group life insurance and certain long-duration group accident and health insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Costs relating to disability insurance policies are amortized straight line over a five-year period. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on fixed maturity and equity securities the Company has designated as available for sale. This adjustment, net of tax, is included with the change in net unrealized gains or losses that is credited or charged directly to stockholders' equity. Deferred policy acquisition costs have been decreased for this adjustment by $4,979 and $585 at December 31, 1997 and 1996, respectively.

Recognition of Traditional Life Premium Revenue and Related Expenses

Premiums on traditional life insurance policies are recognized as revenue when due. Benefits and expenses are associated with premiums so as to result in the recognition of profits over the life of the policies. This association is accomplished by providing liabilities for future policy benefits and the deferral and subsequent amortization of acquisition costs.



                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

1.  Nature of Operations and Significant Accounting Policies (continued)

Recognition of Universal Life Revenue and Policy Account Balances

Revenues from universal life policies represent investment income from the related invested assets and amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges paid and administrative fees. Policy account balances consist of consideration received plus credited interest, less accumulated policyholder charges, assessments and withdrawals. Credited interest rates were between 5.5% and 6.3% in 1997 and 1996 and between 6.3% and 6.5% in 1995.

Investment Contracts

The Company writes certain annuity and structured settlement contracts without mortality risk which are accounted for as investment contracts. Revenues for investment contracts consist of investment income from the related invested assets, with profits recognized to the extent investment income earned exceeds the amount credited to the contract. This method of computing the liability for future policy benefits effectively results in recognition of profits over the benefit period. Policy account balances consist of consideration received plus credited interest less policyholder withdrawals. Credited interest rates were between 5.30% and 7.25% in 1997 and between 5.35% and 7.05% in 1996 for annuity contracts. Credited interest rates were between 6.2% and 11.4% in both 1997, 1996, and 1995 for structured settlement contracts.

Future Policy Benefits

Liabilities for future policy benefits for traditional life policies have been computed using the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions were between 4.5% and 10.25% for all years of issue. Mortality assumptions have been calculated principally on an experience multiple applied to the 1955-60 and 1965-70 Select and Ultimate Basic Tables for issues prior to 1986, the 1986 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1986 to 1992 issues and the 1991 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1993 and subsequent issues. Withdrawal assumptions are generally based on the Company's experience.

The  liability  for  future  policy  benefits  with  respect  to  structured settlement contracts with life contingencies and single premium group annuities (group pension) is determined based on interest crediting rates between 6.2% and 11.4%, and the mortality assumptions are based on the 1971 GAM and IAM tables.

Future policy benefits for long-term disability cases are computed using the 1987 Commissioners' Group Disability Table adjusted for the Companys' experience.

                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

1.  Nature of Operations and Significant Accounting Policies (continued)

Policy and Contract Claims

Accident and health business policy and contract claims principally include claims in course of settlement and claims incurred but not reported, which are determined based on a formula derived as a result of the Company's past experience. Claims liabilities may be more or less than the amounts paid when the claims are ultimately settled. Such differences are considered changes in estimates and are recorded in the statement of income in the year the claims are settled.

Reinsurance

All  assets  and  liabilities  related to reinsurance  ceded  contracts  are
reported  on  a  gross  basis  in  the  accompanying  balance  sheets.   The
accompanying statements of operations reflect premiums, benefits and settlement expenses net of reinsurance ceded.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for original policies issued and the terms of the reinsurance contracts.

Federal Income Taxes

Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for
Income Taxes." Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and
liabilities  and  their  respective tax  bases.   Deferred  tax  assets  and
liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.



                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)


1.  Nature of Operations and Significant Accounting Policies (continued)

Participating Policies

Participating policies approximate 29% and 33% of life insurance in force at DecemberE31, 1997 and 1996, respectively, and 12% and 18% of ordinary insurance premium revenue in 1997 and 1996, respectively. Dividends to participating policyholders are calculated as the sum of the difference between the assumed mortality, interest and loading, and the actual experience of the Company relating to participating policyholders. As a result of statutory regulations, the major portion of earnings from participating policies inures to the benefit of the participating policyholders and is not available to stockholders. Undistributed earnings of the participating block of business is represented by the liability for participating policies in the accompanying balance sheets. The payment of dividends to stockholders is further restricted by insurance laws of the Commonwealth of Massachusetts.

Foreign Currency Translations

The Company enters into certain transactions that are denominated in a currency other than the U.S. dollar. Functional currencies are assigned to foreign currencies. The resulting translation adjustments from such transactions are accumulated and then converted to U.S. dollars. The unrealized gain or loss from this translation is recorded as a separate component of stockholders' equity, net of deferred federal income taxes.
The translations are calculated using current exchange rates for the balance sheet and average exchange rates for the statement of income.

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for annuity contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder deposits are included in other income.



                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

2.  Investments

Fixed Maturities

The amortized cost, gross unrealized gains and losses, and fair value of investments in fixed maturities available for sale are summarized as follows:

                                            At December 31, 1997

                                              Gross        Gross
                             Amortized     Unrealized   Unrealized    Fair
                               Cost           Gains        Losses     Value
U.S. Treasury securities
 and obligations of U.S.
 government corporations
 and agencies             $  403,296     $  99,877   $    (80)   $  503,093
Debt securities issued
 by states and
 municipalities               50,794         2,848                   53,642
Corporate securities         773,208        68,035       (601)      840,642
U.S. government guaranteed
 mortgage-backed
 securities                  712,132        34,543       (394)      746,281

Total fixed maturities
 available for sale       $1,939,430      $205,303    $(1,075)   $2,143,658


                                            At December 31, 1996

                                              Gross        Gross
                             Amortized     Unrealized   Unrealized    Fair
                               Cost           Gains        Losses     Value
U.S. Treasury securities
 and obligations of U.S.
 government corporations
    and agencies            $  408,214   $  86,080  $  (1,195)  $  493,099
Debt securities issued
 by states and
 municipalities                 24,762          87       (256)      24,593
Corporate securities           614,901      29,667     (3,864)     640,704
U.S. government guaranteed
 mortgage-backed securities    567,343      16,402     (4,954)     578,791

Total fixed maturities
 available for sale         $1,615,220    $132,236   $(10,269)  $1,737,187



                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

2.  Investments (continued)

The amortized cost and fair value of the Company's investment in fixed maturities available for sale by contractual maturity is summarized as follows:

                                               At December 31, 1997
                                             Amortized           Fair
                                               Cost              Value

Maturity in one year or less                 $   54,408        $   56,774
Maturity after one year through five years      179,077           186,866
Maturity after five years through ten years     383,954           411,567
Maturity after ten years                        609,859           742,170
U.S. government guaranteed mortgage-backed
 securities                                     712,132           746,281

Total fixed maturities available for sale    $1,939,430        $2,143,658

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Gross gains of $1,145 and $1,472, and gross losses of $1,019 and $1,411, were realized on the sales of fixed maturities available for sale during 1997 and 1996, respectively.

At December 31, 1997, bonds with a cost of $7,166 were on deposit with state insurance departments to satisfy regulatory requirements.

Equity Securities and Other Invested Assets

Unrealized gains and losses on investments in equity securities, available for sale and other invested assets are recorded in a separate component of stockholders' equity and do not affect operations. The cost, gross unrealized gains and losses on, and the fair value of, those investments are summarized as follows:

                                             At December 31, 1997
                                            Gross        Gross
                                          Unrealized   Unrealized     Fair
                                  Cost      Gaines       Losses       Value
Equity securities               $  3,003    $   401    $   (217)   $  3,187
Other invested assets             39,217      6,304      (1,774)     43,747

Total                            $42,220     $6,705     $(1,991)    $46,934




                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)


2.  Investments (continued)

                                            At December 31, 1996
                                            Gross        Gross
                                          Unrealized   Unrealized     Fair
                                  Cost      Gaines       Losses       Value

Equity securities               $  3,098   $1,241     $   (217)    $  4,122
Other invested assets             32,729    6,462         (910)      38,281

Total                            $35,827   $7,703      $(1,127)     $42,403

Net Investment Income

Major categories of the Company's net investment income are summarized as follows:

                                             Year ended December 31
                                             1997        1996        1995
Investment income:
  Fixed maturities                        $139,894    $118,365    $104,779
  Equity securities                                         83         214
  Policy loans                               3,020       2,672       2,397
  Short-term investments and cash
   equivalents                               2,376       1,633       2,034
  Other invested assets                      1,623       1,476         878
Gross investment income                    146,913     124,229     110,302

Less investment expenses                    (1,924)     (1,702)     (1,581)

Net investment income                     $144,989    $122,527    $108,721

Realized Capital Gains on Investments

Realized capital gains on investments were derived from the following sources:

                                            Year ended December 31
                                             1997        1996        1995

Fixed maturities                          $   126     $    61      $  366
Equity securities                           4,575       3,812       3,441
Other invested assets                       3,373       2,849       1,284

Realized capital gains on investments     $ 8,074     $ 6,722       5,091




                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

2.  Investments (continued)

Concentration of Investments

There were no investments in a single entity's fixed maturities in excess of ten percent of stockholders' equity at December 31, 1997 and 1996, respectively.

3.  Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Reinsurance assumed is not significant. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within capital resources.

The Company generally reinsures risks on life insurance policies over $250, as well as selected risks of lesser amounts. Life insurance in force and premium information is summarized as follows:

                                      Year ended December 31, 1997
                                          Assumed    Ceded to
                              Direct     From Other   Other         Net
                              Amount     Companies   Companies     Amount

Life insurance in force      $30,426,406  $64,767   $2,500,680  $27,990,493

Premiums:
 Group life and disability   $   280,789  $ 2,698  $   14,868  $   268,619
 Individual life and annuity     142,357    6,022       1,456      146,923
 Group pension                        94                                94

Total premiums               $   423,240  $ 8,720  $   16,324  $   415,636




                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)


3.  Reinsurance (continued)

                                       Year ended December 31, 1996
                                          Assumed    Ceded to
                              Direct     From Other   Other         Net
                              Amount     Companies   Companies     Amount

Life insurance in force    $25,127,732   $64,767   $1,699,677   $23,492,822

Premiums:
 Group life and
  disability               $   193,209   $    55   $   10,070   $   183,194
 Individual life and
  annuity                      103,191     2,939        5,536       100,594
 Group pension                     177                                  177

Total premiums             $   296,577   $ 2,994   $   15,606   $   283,965

Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1997, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

Amounts recoverable from reinsurers are presented as an asset in the accompanying financial statements and are summarized as follows:

                                                  At December 31
                                                 1997          1996

Group life and health                           $32,901      $25,952
Individual life and annuity                      22,412       22,848

Total amounts recoverable from reinsurers       $55,313      $48,800

The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

4.  Federal Income Taxes

The Company is included in a consolidated federal income tax return with Liberty Mutual and its other subsidiaries. Under a written tax sharing agreement, approved by the Board of Directors, Liberty Mutual collects from and refunds to the subsidiaries the amount of taxes or benefits determined as if Liberty Mutual and the subsidiaries filed separate returns.




                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

4.  Federal Income Taxes (continued)

Federal income tax expense (benefit) attributable to income from operations was composed of the following:

                                                  Year ended December 31
                                            1997          1996        1995
Continuing operations:
 Current                                   $4,598     $ 7,011       $7,848
 Deferred                                   2,128       3,316        2,934

Federal income tax expense                 $6,726     $10,327      $10,782

                                            Year ended December 31
                                             1997         1996        1995
 Discontinued operations:
 Current                                   $  (29)    $  (175)     $(1,236)
 Deferred                                       0           0            0

Federal income tax benefit                 $  (29)    $   (175)    $(1,236)

A reconciliation of federal income tax expense as recorded in the statements of income with expected federal income tax expense computed at the applicable federal income tax rate of 35% is summarized as follows:

                                                Year ended December 31
                                           1997          1996       1995

Expected income tax expense               $6,577        $11,820    $10,458
 Adjustments to income taxes resulting
 from:
  Reconciliation of prior year tax return     68         (1,226)       401
   Other, net                                 81           (267)       (77)

Federal income tax expense                $6,726        $10,327    $10,782




                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

4.  Federal Income Taxes (continued)

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred liabilities are summarized as follows:

                                                        At December 31
                                                1997       1996       1995
Deferred tax assets:
 Dividends to policyholders                 $   2,816  $   3,349  $  3,230
 Experience rating reserves                      --        --           14
 Unearned interest on policy loans                323        303       283
 Unearned group premium adjustment              1,021        962       585
 Accrued surrender charges on deposit funds       426        401       --
 1987 disability reserve tax adjustment          --        --          215
 Other                                             93         60        29

Total deferred tax assets                       4,679      5,075     4,356

Deferred tax liabilities:
 Future policy benefits                       (11,483)   (11,760)  (11,181)
 Deferred acquisition costs                   (20,772)   (18,818)  (16,201)
 Bonds purchased at market discount            (2,115)    (2,273)   (1,769)
 Bonds market valuation adjustment            (68,540)   (41,493)  (64,788)
 Unrealized gain on other long-term
  investments                                  (1,649)    (2,300)   (1,603)
 Reconciliation of taxes on other long-term
  investments                                    (951)      (951)     (829)
 Cumulative foreign currency translations        (852)      (612)     (515)
 Deferred and uncollected premium adjustment     (646)      (653)     (565)
 Experience rating reserves                      (277)      (133)
 Other                                           (161)       (55)      (63)

Total deferred tax liabilities               (107,446)   (79,048)  (97,514)

Net deferred tax liability                  $(102,767)  $(73,973) $(93,158)

In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no valuation allowance has been established.



                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)


4.  Federal Income Taxes (continued)

Prior to 1984, a portion of the Company's income was not taxed, but was accumulated in a "policyholder' surplus account." In the event that those amounts are distributed to stockholders', or the balance of the account exceeds certain limitations under the Internal Revenue Code, the excess amounts would become taxable at current rates. The policyholders' surplus account balance at December 31, 1997 was approximately $4,000. Management does not intend to take actions nor does management expect any events to occur that would cause federal income taxes to become payable on that amount. However, if such taxes were assessed, the amount of taxes payable would be approximately $1,400.

5.  Unpaid Claims Liability for Group Accident and Health Business

The following table provides a reconciliation of the beginning and ending balances of unpaid claim liabilities, principally included in policy and contract reserves, net of reinsurance recoverables:

                                                Year ended December 31
                                                1997            1996

Unpaid claim liabilities, at beginning
 of year                                      $163,035        $102,089
  Less reinsurance recoverables                   (238)           (203)

Net balance at beginning of year               162,797         101,886

Claims incurred related to:
  Current year                                 196,941         104,526
  Prior years - incurred                         6,432          12,432
  Prior years - interest                         9,132           5,744

Total incurred                                 212,505         122,702

Claims paid related to:
  Current year                                  76,710          34,342
  Prior years                                   45,080          27,449

Total paid                                     121,790          61,791

Net balance at end of year                     253,512         162,797

Plus: reinsurance recoverables                     490             238

Balance of unpaid claim liabilities,
 at end of year                               $254,002        $163,035


                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

5.    Unpaid  Claims  Liability  for  Group  Accident  and  Health  Business
(continued)

During 1997 and 1996, approximately $2,000 and $17,000 of long-term disability business was accepted from unaffiliated companies through buyout contracts. In return for future premiums, as underwritten by the Company, the Company accepted the risk for covering lines under those contracts, including certain claims which are already in payment status. These claims, which were incurred in 1996 or earlier, were not included in the December 31, 1996 claim reserves and liabilities but are included as prior years incurred claims at December 31, 1997 and 1996. The remaining adverse development during 1997 resulted from a higher incidence of new claims on certain policies.

Interest accrued on prior year reserves has been calculated on the opening reserve balance less one half year's cash payments at the average rate at which the Company's reserves were discounted during 1997 and 1996.

6.  Risk-Based Capital and Retained Earnings

Life insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1997, the Company meets the RBC requirements.

The payment of dividends by the Company to stockholders is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Commonwealth of Massachusetts Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations.

According to a resolution voted by the Board of Directors of the Company, not more than the larger of 10% of statutory profits on participating business or fifty cents per thousand dollars of participating business in force in a given year may accrue to the benefit of stockholders. The amount of statutory unassigned surplus held for the benefit of participating policyholders is $(1,072) and for the stockholders is $71,991 at DecemberE31, 1997. Dividends paid to policyholders were $10,962, and there were no dividends paid to stockholders in 1997.
                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

7.  Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating reserves for policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material effect on the Company's financial position or results of operations.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. At December 31, 1997 and 1996, the Company has accrued $576 and $888, respectively, of premium tax deductions. The Company recognizes its obligations for guaranty fund assessments when it receives notice that an amount is payable to a guaranty fund. Expenses incurred for guaranty fund assessments were $443 and $150 in 1997 and 1996, respectively.

8.  Separate Accounts

Separate Accounts held by the Company represent primarily funds which are administered for pension plans. The assets consist of common stock, long-term bonds, real estate and short-term investments which are carried at estimated fair value. Investment income and changes in asset values do not affect the operating results of the Company. Separate Accounts business is maintained independently from the general account of the Company. The Company provides administrative services for these contracts. Fees earned by the Company related to these contracts included in other considerations were $1,700 and $1,503 for the years ended December 31, 1997 and 1996, respectively.


                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

9.  Benefit Plans

Significant benefit plans are sponsored by Liberty Mutual and the associated costs are shared by members of the Liberty Companies. Liberty Mutual's sponsored plans are summarized as follows:

    (a) Pension Plan

        Liberty Mutual sponsors noncontributory defined benefit pension plans (the Plans) covering U.S. employees who have attained age 21 and have completed one year of service and Canadian employees who have completed one year of service. The benefits are based on years of service and the employee's "final average compensation" which is the employee's average annual compensation for the highest five consecutive calendar years during the ten years immediately preceding retirement.

        In 1997, Liberty Mutual adopted Statement of Financial Accounting Standards No. 87, "Employers' Accounting For Pensions," for vested employees. In 1996, the accounting policy was primarily to recognize expense equal to the amount funded. Assets of the Plans consist primarily of investments in life insurance company separate accounts and a collective investment trust fund, which invests primarily in fixed income and Standard and Poor's Index of 500 equity securities. At December 31, 1997 and 1996, assets of the Plans totaling $1,197,094 and $844,930, respectively, were held in separate accounts managed by the Company.

        Under the intercompany pooling agreement, $0 and $395 of the pension expense was charged to the Company in 1997 and 1996, respectively.

    (b) Postretirement Benefits

        Liberty Mutual provides certain health care and life insurance benefits (postretirement) for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age and have ten years of service working for the Liberty Companies. Alternatively, retirees may elect certain prepaid health care benefit plans. Life insurance benefits are based upon a participant's final compensation subject to the plan maximum.

        Under the intercompany pooling arrangement $166 and $236 of the postretirement expense was charged to operations in 1997 and 1996, respectively.






                 Liberty Life Assurance Company of Boston

                 Notes to Financial Statements (continued)
                              (In Thousands)

9.  Benefit Plans (continued)

   (c) Thrift-Incentive Plan

       Liberty Mutual sponsors a defined contribution savings plan for all employees of the Liberty Companies who meet certain eligibility requirements. During 1997 and 1996, employees were permitted to contribute up to 16% of their annual compensation on a combined before-tax and after-tax basis, subject to certain limitations imposed by the Tax Reform Act of 1986. In 1997 and 1996, Liberty Mutual made matching contributions of $1.00 and $0.87, respectively, for each dollar contributed by employees, up to 6% of their annual compensation. Liberty Mutual's expense was $36,850 and $30,075 in 1997 and 1996, respectively. Under the intercompany pooling arrangement, the Company's expense related to the thrift incentive plan is borne by Liberty Mutual.

10.  Related-Party Transactions

Under a Service Agreement between the Company and Liberty Mutual, the latter provides personnel, office space, equipment, computer processing and other services. The Company reimburses Liberty Mutual for these services at cost, and for any other special services supplied at the Company's request. Substantially all of the Company's insurance expenses incurred in 1997 and 1996 related to this agreement.

The  Company  insures the group term life and disability risks for  Liberty
Mutual  employees.   Premiums associated with these  policies  amounted  to
$15,768 and $13,903 in 1997 and 1996, respectively.

The Company insures key officers of Liberty Mutual Group under an Optional Life Insurance Plan. Premiums associated with this plan amounted to $8,252 and $4,967 in 1997 and 1996, respectively.

Liberty Mutual purchases structured settlement annuity contracts, with and without life contingencies, from the Company. Premiums under these contracts amounted to $136,161 and $91,754 in 1997 and 1996, respectively. The related policy and contract reserves with respect to all structured settlement annuity contracts purchased by Liberty Mutual amounted to $595,146 and $441,220 at December 31, 1997 and 1996, respectively.

Liberty Mutual deposited $774 and $16,107 with the Company in 1997 and 1996, respectively, to fund certain Liberty Mutual environmental claim transactions. Such amounts have been included in deposit type fund revenues for the years ended December 31, 1997 and 1996, as well as in the liability for premium and other deposit funds.

In 1996, Keyport Life Insurance Company began ceding 100% of the premiums and benefits of certain structured settlement annuity contracts, with and without life contingencies, to the Company. Premiums under these contracts amounted to $6,002 and $3,194 in 1997 and 1996, respectively. The related policy and contract reserves with respect to these structured settlement annuity contracts assumed by the Company amounted to $8,501 and $2,601 at December 31, 1997 and 1996, respectively.


                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

11.  Fair Value of Financial Instruments

Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto:

    Fixed maturities

    Fair values for publicly-traded fixed maturities are determined using values reported by an independent pricing service. Fair values of private placement fixed maturities are determined by obtaining market indications from various broker-dealers.

    Equity securities

    The fair values for equity securities are based upon quoted market prices, where available; for equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

    Policy loans

    The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.



                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

11.  Fair Value of Financial Instruments (continued)

     Short-term investments

     The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

     Other invested assets

     The fair values of other invested assets are based on the financial statements of the underlying funds.

     Investment contracts

     The fair values for the Company's liabilities under investment-type insurance contracts, including individual and group annuities, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Policy account balances

     The fair values of the Company's liabilities for insurance contracts other than investment-type contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

     Additional data with respect to fair values of the Company's investments is disclosed is Note 2.

The carrying amount and fair value of the Company's financial instruments are summarized as follows:

                               At December 31, 1997   At December 31, 1996

                              Carrying      Fair       Carrying      Fair
                               Amount       Value       Amount       Value

Fixed maturities             $2,143,658  $2,143,658  $1,737,187  $1,737,187
Equity securities                 3,187       3,187       4,122       4,122
Policy loans                     49,331      49,331      45,345      45,345
Short-term investments           57,956      57,956      78,715      78,715
Other invested assets            43,747      43,747      38,281      38,281
Individual and group annuities  131,549     131,297     153,927     153,742
Other policyholder funds
 left on deposit                  8,411       8,411       8,009       8,009



                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

12.  Deferred Policy Acquisition Costs

Details with respect to deferred policy acquisition costs are summarized as follows:

                                            Year ended December 31
                                             1997            1996

Balance, beginning of year                 $77,424        $62,762
  Additions                                 28,736         16,114
  Amortization                             (12,027)          (867)
  Valuation adjustment for unrealized
   gain on fixed maturities                 (4,979)          (585)

Balance, end of year                       $89,154        $77,424

13.  Segment Information

Revenues and income from continuing operations before federal income taxes and earnings of participating policies for each of the Company's segments are summarized as follows:

                                            Year ended December 31
                                             1997         1996       1995
Revenues from continuing operations:
 Group life and disability                 $301,684     $203,911   $108,132
 Individual life and annuity                250,751      186,696    175,960
 Group pension                               32,609       32,835     36,488

Total revenues from continuing operations  $585,044     $423,442   $320,580

Income (loss) from continuing operations
 before federal income taxes and earnings
 of participating policies:
  Group life and disability                $(11,588)    $  8,377   $  5,723
  Individual life and annuity                28,874       24,319     22,444
  Group pension                               1,506        1,075      1,715

Total income from continuing operations
 before federal income taxes and earnings
 of participating policies                  $18,792     $ 33,771   $ 29,882

                                                   At December 31
                                         1997         1996      1995
Assets:
  Group life and disability         $   522,569  $   414,085 $   414
  Individual life and annuity         1,640,099    1,319,402   1,318
  Group pension                       1,850,033    1,464,090   1,266

Total Assets                        $ 4,012,700  $ 3,197,577 $ 3,198




                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

14.  Reconciliation to Statutory-Basis Accounting

The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare statutory financial statements differ from the financial statements reported herein which are prepared on the basis of generally accepted accounting principles.

Reconciliations of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying financial statements are summarized as follows:

                                            Year ended December 31
Net income:                                  1997          1996      1995

Statutory basis, net (loss) income         $ (8,549)   $   3,554  $  6,952

Increase/(decreases)
  Deferred policy acquisition costs          16,709       15,247    11,101
  Policy reserves                             8,235        9,631     2,779
  Participating policies                     (4,307)      (3,248)   (3,397)
  Deferred federal income taxes              (2,128)      (3,316)   (2,934)
  Deferred premiums                          (1,781)      (1,859)   (1,763)
  Interest maintenance reserve                 (414)        (526)     (439)
  Other                                         (60)         389     1,137

Net income as reported herein              $  7,705    $  19,872  $ 13,436

                                            Year ended December 31
Stockholders' equity:                        1997          1996      1995

Statutory basis, capital and surplus       $126,669    $137,933    $84,441

Increase/(decreases)
  Deferred policy acquisition costs          89,154      77,424     65,597
  Policy reserves                           109,310     102,214     92,583
  Participating policies                    (72,811)    (68,504)   (65,256)
  Asset valuation reserve                    13,266      11,773      9,372
  Interest maintenance reserve                3,913       4,327      4,853
  Deferred federal income taxes            (102,767)    (73,973)   (93,158)
  Deferred premiums                         (14,336)    (17,346)   (15,487)
  Net unrealized gain on fixed maturities   204,228     121,967    184,696
  Other                                       1,278       4,944      4,609

Stockholders' equity as reported herein    $357,904    $300,759   $272,250




                  Liberty Life Assurance Company of Boston

                  Notes to Financial Statements (continued)
                               (In Thousands)

15.  Discontinued Operations

On December 31, 1993, the Company discontinued its Group Medical insured and administrative services line of business. Substantially all of the insured operating assets and future policy liabilities, as of December 31, 1993, were ceded to Liberty Mutual effective January 1, 1994, until the termination date of the contracts. After termination there is no additional insurance risk associated with this particular line of business and all insured operating assets and future policy liabilities will be extinguished.

16.  Impact of Year 2000 (Unaudited)

The year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. As a result, those computer programs have time-sensitive software that recognize a date using "00" as the year 1900 rather than the year 2000. This could cause a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

Liberty Mutual has allocated significant resources, both internal and external, to an on-going, carefully planned and managed effort to examine all relevant internal computing systems to identify areas that may require changes within Liberty Mutual and the Company. Efforts include both applications which Liberty Mutual has developed internally and software which has been acquired from external sources. Liberty Mutual has been and is continuing to make changes in existing systems as believed to be necessary, targeting December 31, 1998 as the expected completion date, excluding newly acquired entities. In addition to the effort to modify existing systems, Liberty Mutual has established year 2000 compliance standards for all new internal systems. As Liberty Mutual acquires or affiliates with new entities, year 2000 efforts are expended to ensure that the new entities address the necessary changes to operating systems to meet year 2000 compliance.









                       Report of Independent Auditors


To the Board of Directors of Liberty Life Assurance Company of Boston and Contract Owners of Variable Account J


We have audited the accompanying statement of assets and liabilities of Liberty Life Assurance Company of Boston - Variable Account J as of December 31, 1997 and the related statement of operations and changes in net assets for the period from November 15, 1997 (commencement of operations) to December 31, 1997. These financial statements are the responsibility of Liberty Life Assurance Company of Boston's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liberty Life Assurance Company of Boston - Variable Account J at December 31, 1997 and the results of its operations and changes in net assets for the period from November 15, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.




Boston, Massachusetts                               /s/Ernst & Young LLP
March 13, 1998

                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J
                     Statement of Assets and Liabilities
                              December 31, 1997

Assets
 Investments at market value:
  Alger American Fund
    Alger American Growth Portfolio -
    136 shares (cost $5,673)                         $    5,802
    Alger American Small Capitalization
    Portfolio - 733 shares (cost $31,646)                32,058

  Alliance Variable Products Series Fund, Inc.
    Alliance Global Bond Portfolio -
    4,086 shares (cost $45,326)                          45,359
    Alliance Premier Growth Portfolio -
    1,623 shares (cost $33,589)                          34,076

  MFS Variable Insurance Trust
    MFS Emerging Growth Series -
    3,057 shares (cost $49,629)                          49,335
    MFS Research Series - 4,316 shares
    (cost $68,344)                                       68,147

  Manning & Napier Insurance Fund, Inc.
    Manning & Napier Growth Portfolio -
    13,592 shares (cost $166,833)                       165,551

  SteinRoe Variable Investment Trust
    SteinRoe Money Market Fund - 57,061 shares
    (cost $57,061)                                       57,061
    SteinRoe Special Venture Fund -
    2,389 shares (cost $44,479)                          43,005
    SteinRoe Balanced Fund - 3,745 shares
    (cost $62,263)                                       62,952
    SteinRoe Mortgage Securities Fund -
    6,381 shares (cost $67,967)                          68,469
    SteinRoe Growth Stock Fund - 1,010 shares
    (cost $35,427)                                       36,480

  Liberty Variable Investment Trust
    Colonial Growth and Income Fund - 3,986 shares
    (cost $72,646)                                       61,139
    SteinRoe Global Utilities Fund - 1,967 shares
    (cost $25,960)                                       23,452
    Colonial International Fund for Growth -
    45,413 shares (cost $90,035)                         80,836
    Colonial U.S. Stock Fund - 3,246 shares
    (cost $59,156)                                       52,883
    Colonial Strategic Income Fund - 14,809 shares
    (cost $179,718)                                     165,115
    Newport Tiger Fund - 8,366 shares
    (cost $14,433)                                       14,305

                 Total assets                        $1,066,025

Net assets

  Variable annuity contracts (Note 6)                $1,176,378
  Due to Liberty Life Assurance Company (Note 2)       (110,353)

                 Total net assets                    $1,066,025

                           See accompanying notes.
                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J
              Statement of Operations and Changes in Net Assets
    For the Period from November 15, 1997 (commencement of operations) to
                              December 31, 1997


                              Alger        Alger American       Alliance
                            American           Small             Global
                             Growth        Capitalization         Bond
                            Portfolio        Portfolio         Portfolio

Income
 Dividends                  $   -             $  -              $  -
Expenses (Note 3)
 Mortality and expense
 risk and administrative
 charges                          28                9                57
Net investment income
 (expense)                       (28)              (9)              (57)
Realized gain (loss)            -                 (34)             (151)
Unrealized appreciation
 (depreciation) during
 the period                      129              412                33
Net increase (decrease)
 in net assets from
 operations                      101              369              (175)

Purchase payments from
 contract owners              12,703           27,652            49,317
Transfers between
 accounts                      5,446            5,303            (3,863)
Contract terminations
 and annuity payouts             (70)            -                 (418)
Other transfers (to)
 from Liberty Life
 Assurance Company          (12,378)           (1,266)              498
Net increase in net
 assets from contract
 transactions                 5,701            31,689            45,534
Net assets at beginning
 of period                      -                -                 -

Net assets at end of
 period                     $ 5,802           $32,058           $45,359

                           See accompanying notes.

                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J
              Statement of Operations and Changes in Net Assets
    For the Period from November 15, 1997 (commencement of operations) to
                              December 31, 1997


                             Alliance          MFS
                             Premier         Emerging             MFS
                             Growth           Growth            Research
                            Portfolio         Series             Series

Income
 Dividends                  $   -             $  -              $  -
Expenses (Note 3)
 Mortality and expense
 risk and administrative
 charges                         16                67                82
Net investment income
 (expense)                      (16)              (67)              (82)
Realized gain (loss)            (22)                4              -
Unrealized appreciation
 (depreciation) during
 the period                     487              (294)             (197)
Net increase (decrease)
 in net assets from
 operations                     449              (357)             (279)

Purchase payments from
 contract owners             27,912            41,404            56,210
Transfers between
 accounts                     7,000            13,263            12,066
Contract terminations
 and annuity payouts                             (304)             (198)
Other transfers (to)
 from Liberty Life
 Assurance Company           (1,285)           (4,671)              348
Net increase in net
 assets from contract
 transactions                33,627            49,692            68,426
Net assets at beginning
 of period                      -                -                 -

Net assets at end of
 period                     $34,076           $49,335           $68,147

                           See accompanying notes.

                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J
              Statement of Operations and Changes in Net Assets
    For the Period from November 15, 1997 (commencement of operations) to
                              December 31, 1997


                            Manning &          SteinRoe           SteinRoe
                             Napier             Money              Special
                             Growth             Market             Venture
                            Portfolio            Fund               Fund

Income
 Dividends                  $     -           $   -              $   -
Expenses (Note 3)
 Mortality and expense
 risk and administrative
 charges                         130                71                 49
Net investment income
 (expense)                      (130)              (71)               (49)
Realized gain (loss)              -                -                 -
Unrealized appreciation
 (depreciation) during
 the period                   (1,282)              -               (1,474)
Net increase (decrease)
 in net assets from
 operations                   (1,412)              (71)            (1,523)

Purchase payments from
 contract owners             165,000           103,387             41,370
Transfers between
 accounts                      1,963           (16,166)             3,335
Contract terminations
 and annuity payouts                           (37,992)              (182)
Other transfers (to)
 from Liberty Life
 Assurance Company              -                7,903                  5
Net increase in net
 assets from contract
 transactions                166,963            57,132             44,528
Net assets at beginning
 of period                      -                -                   -

Net assets at end of
 period                     $165,551          $ 57,061           $ 43,005

                           See accompanying notes.

                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J
              Statement of Operations and Changes in Net Assets
    For the Period from November 15, 1997 (commencement of operations) to
                              December 31, 1997


                                              SteinRoe           SteinRoe
                            SteinRoe          Mortgage            Growth
                            Balanaced        Securities            Stock
                              Fund              Fund               Fund

Income
 Dividends                  $     -           $   -              $   -
Expenses (Note 3)
 Mortality and expense
 risk and administrative
 charges                          55               185                 31
Net investment income
 (expense)                       (55)             (185)               (31)
Realized gain (loss)              10               967               -
Unrealized appreciation
 (depreciation) during
 the period                      689               502              1,053
Net increase (decrease)
 in net assets from
 operations                      644             1,284              1,022

Purchase payments from
 contract owners              59,401           199,689             26,773
Transfers between
 accounts                      5,621             8,126             10,210
Contract terminations
 and annuity payouts            (202)         (138,900)               -
Other transfers (to)
 from Liberty Life
 Assurance Company            (2,512)           (1,730)            (1,525)
Net increase in net
 assets from contract
 transactions                 62,308            67,185             35,458
Net assets at beginning
 of period                      -                -                   -

Net assets at end of
 period                     $ 62,952          $ 68,469           $ 36,480

                           See accompanying notes.

                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J
              Statement of Operations and Changes in Net Assets
    For the Period from November 15, 1997 (commencement of operations) to
                              December 31, 1997


                            Colonial          SteinRoe          Colonial
                           Growth and          Global         International
                             Income          Utilities           Fund for
                              Fund              Fund             Growth

Income
 Dividends                  $ 14,445          $  8,579           $  6,058
Expenses (Note 3)
 Mortality and expense
 risk and administrative
 charges                         142                64                110
Net investment income
 (expense)                    14,303             8,515              5,948
Realized gain (loss)              32            (2,527)               (80)
Unrealized appreciation
 (depreciation) during
 the period                  (11,507)           (2,508)            (9,199)
Net increase (decrease)
 in net assets from
 operations                    2,828             3,480             (3,331)

Purchase payments from
 contract owners              81,646            60,151            103,005
Transfers between
 accounts                      8,801               992              4,362
Contract terminations
 and annuity payouts            (721)          (38,395)              (565)
Other transfers (to)
 from Liberty Life
 Assurance Company           (31,415)           (2,776)           (22,635)
Net increase in net
 assets from contract
 transactions                 58,311            19,972             84,167
Net assets at beginning
 of period                      -                -                   -

Net assets at end of
 period                     $ 61,139          $ 23,452           $ 80,836

                           See accompanying notes.

                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J
              Statement of Operations and Changes in Net Assets
    For the Period from November 15, 1997 (commencement of operations) to
                              December 31, 1997


                             Colonial         Colonial
                               U.S            Strategic           Newport
                              Stock            Income              Tiger
                              Fund              Fund               Fund

Income
 Dividends                  $  7,731          $ 17,698           $    147
Expenses (Note 3)
 Mortality and expense
 risk and administrative
 charges                          90               185                  7
Net investment income
 (expense)                     7,641            17,513                140
Realized gain (loss)            (514)           (2,273)               (88)
Unrealized appreciation
 (depreciation) during
 the period                   (6,273)          (14,603)              (128)
Net increase (decrease)
 in net assets from
 operations                      854               637                (76)

Purchase payments from
 contract owners              93,211           184,835             10,467
Transfers between
 accounts                      5,677            11,682              5,329
Contract terminations
 and annuity payouts         (37,485)           (1,024)               -
Other transfers (to)
 from Liberty Life
 Assurance Company            (9,374)          (31,015)            (1,415)
Net increase in net
 assets from contract
 transactions                 52,029           164,478             14,381
Net assets at beginning
 of period                      -                -                   -

Net assets at end of
 period                     $ 52,883          $165,115           $ 14,305

                           See accompanying notes.

                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J
              Statement of Operations and Changes in Net Assets
    For the Period from November 15, 1997 (commencement of operations) to
                              December 31, 1997




                                                 Total

Income
 Dividends                                     $   54,658
Expenses (Note 3)
 Mortality and expense
 risk and administrative
 charges                                            1,378
Net investment income
 (expense)                                         53,280
Realized gain (loss)                               (4,676)
Unrealized appreciation
 (depreciation) during
 the period                                       (44,160)
Net increase (decrease)
 in net assets from
 operations                                         4,444

Purchase payments from
 contract owners                                1,344,133
Transfers between
 accounts                                          89,147
Contract terminations
 and annuity payouts                             (256,456)
Other transfers (to)
 from Liberty Life
 Assurance Company                               (115,243)
Net increase in net
 assets from contract
 transactions                                   1,061,581
Net assets at beginning
 of period                                          -

Net assets at end of
 period                                        $1,066,025

                           See accompanying notes.

                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J

                        Notes to Financial Statements
                              December 31, 1997

1.  Organization

Variable Account J (the "Variable Account"), was established on November 15, 1997 as a segregated investment account of Liberty Life Assurance Company of Boston (the "Company"). The Variable Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940 and invests in shares of eligible funds. The Variable Account is a funding vehicle for group and individual variable annuity contracts. The Variable Account currently offers two contracts, distinguished principally by the level of expenses, surrender charges, and eligible fund options. The two contracts and their respective eligible fund options are as follows:

Liberty Advisor Variable Annuity      Manning & Napier Variable Annuity

Alger American Fund:                  Manning & Napier Insurance Fund, Inc:
Alger American Growth Portfolio       Manning & Napier Small Cap Portfolio
Alger American Small Capitalization   Manning & Napier Equity Portfolio
     Portfolio                        Manning & Napier Moderate Growth
                                           Portfolio
                                      Manning & Napier Growth Portfolio
MFS Variable Insurance Trust:         Manning & Napier Maximum Horizon
MFS Emerging Growth Series                 Portfolio
MFS Research Series                   Manning & Napier Bond Portfolio

SteinRoe Variable Investment Trust    SteinRoe Variable Investment Trust
  (SRVIT):                               (SRVIT):
SteinRoe Money Market Fund            SteinRoe Money Market Fund
SteinRoe Special Venture Fund
SteinRoe Balanced Fund
SteinRoe Mortgage Securities Fund
SteinRoe Growth Stock Fund

Liberty Variable Investment Trust (LVIT):
Colonial Growth and Income Fund
SteinRoe Global Utilities Fund
Colonial International Fund for Growth
Colonial Strategic Income Fund
Colonial U.S. Stock Fund
Newport Tiger Fund

Alliance Variable Products Series Fund, Inc:
Alliance Global Bond Portfolio
Alliance Premier Growth Portfolio

                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J

                  Notes to Financial Statements (continued)

2.  Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account.

Shares of the eligible funds are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of the identified cost of the investments sold.

Amounts due from Liberty Life Assurance Company represent exchanges into the Variable Account in 1997 where cash was not transferred to the Variable Account until January 1998.

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company anticipates no tax liability resulting from the operations of the Variable Account. Therefore, no provision for income taxes has been charged against the Variable Account.

3.  Expenses

Liberty Advisor Variable Annuity
There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge of $36 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value. A daily deduction is also made for distribution costs incurred by the Company at an effective annual rate of 0.15% of contract value.

Manning & Napier Variable Annuity
There are no deductions from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. An annual contract maintenance charge of $35 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 0.35% of contract value.


                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J

                  Notes to Financial Statements (continued)


4.  Affiliated Company Transactions

Administrative services necessary for the operation of the Variable Account are provided by Keyport Life Insurance Company (Keyport Life), an affiliate of the Company. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Stein Roe & Farnham, Inc., an affiliate of the Company, is the investment advisor to the SRVIT. Liberty Advisory Services Corporation, a wholly-owned subsidiary of Keyport Life, is the investment advisor to the LVIT. Colonial Management Associates, Inc., an affiliate of the Company, is the investment sub-advisor to the LVIT. Keyport Financial Services Corp., a wholly-owned subsidiary of Keyport Life, is the principal underwriter for SRVIT and LVIT. The investment advisors' compensation is derived from the mutual funds.

                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J

                  Notes to Financial Statements (continued)

5.  Unit Values

A summary of the accumulation unit values and accumulation and dollar value outstanding at December 31, 1997 are as follows:

                                   Unit
                                   Value           Units         Dollars
Alger American Growth
 Portfolio                       $12.277190     1,480.7130    $     18,179

Alger American Small
 Capitalization Portfolio         11.056560     3,013.9570          33,324

Alliance Global Bond Portfolio     9.811315     4,572.3740          44,861

Alliance Premier Growth
 Portfolio                        13.462574     2,626.6150          35,361

MFS Emerging Growth Series        11.680929     4,623.3480          54,005

MFS Research Series               11.834080     5,729.1310          67,799

Manning & Napier Growth
 Portfolio                        12.170966    13,602.1250         165,551

SteinRoe Money Market Fund        13.780309     3,567.2640          49,158

SteinRoe Special Venture Fund     31.085014     1,383.3030          43,000

SteinRoe Balanced Fund            24.497018     2,652.3640          64,975

SteinRoe Mortgage Securities
 Fund                             17.874172     3,818.0230          68,245

SteinRoe Growth Stock Fund        35.538075     1,069.4160          38,005

Colonial Growth and Income
 Fund                             19.353674     4,782.1930          92,553

SteinRoe Global Utilities Fund    15.358133     1,707.7600          26,228

Colonial International Fund
 for Growth                        9.659572    10,711.7580         103,472

Colonial U.S. Stock Fund          20.780533     2,948.8660          61,279

Colonial Strategic Income Fund    13.615795    14,296.8520         194,664

Newport Tiger Fund                 8.525525     1,843.8750          15,720

                                              $84,429.9370      $1,176,378


                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J

                  Notes to Financial Statements (continued)

6.  Purchases and Sales of Securities

The cost of shares purchased and proceeds from shares sold by the Variable Account during 1997 are shown below:

                                            Purchases               Sales

Alger American Growth Portfolio           $   18,242             $   12,569

Alger American Small Capitalization
 Portfolio                                    34,354                  2,674

Alliance Global Bond Portfolio                62,480                 17,003

Alliance Premier Growth Portfolio             38,237                  4,626

MFS Emerging Growth Series                    58,809                  9,184

MFS Research Series                           71,010                  2,666

Manning & Napier Growth Portfolio            166,914                     81

SteinRoe Money Market Fund                    95,104                 38,043

SteinRoe Special Venture Fund                 44,727                    248

SteinRoe Balanced Fund                        75,576                 13,323

SteinRoe Mortgage Securities Fund            246,565                179,565

SteinRoe Growth Stock Fund                    48,157                 12,730

Colonial Growth and Income Fund               95,914                 23,300

SteinRoe Global Utilities Fund               107,823                 79,336

Colonial International Fund for Growth       593,404                503,289

Colonial U.S. Stock Fund                     106,965                 47,295

Colonial Strategic Income Fund               230,498                 48,507

Newport Tiger Fund                            17,098                  2,577

                                          $2,111,877             $  997,016

                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT J

                  Notes to Financial Statements (continued)

7.  Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

8.  Year 2000 (Unaudited)

The Variable Account, like other business organizations and individuals, would be adversely affected if the Company's computer systems and those of its service providers do not properly process and calculate date related information and data from and after January 1, 2000. The Company has substantially completed an inventory of its computer programs and assessed its Year 2000 readiness. In addition, the Company has initiated communications with third parties to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to remediate their own Year 2000 issues.

The Company believes that with modifications to existing software and conversions to new software, the Year 2000 issue will not pose significant operational problems for its computer systems. However, if such modifications and conversions are not made, or are not timely completed, or if the systems of the companies on which the Company's interface system relies are not timely converted, the Year 2000 issue could have a material impact on the operations of the Variable Account.













                                   PART C


Item 24.  Financial Statements and Exhibits


    (a)  Financial Statements:

         Included in Part B:
         Liberty Life Assurance Company of Boston:
          Balance Sheets for the years ended December 31, 1997 and 1996. Statements of Income for the years ended December 31, 1997,
              1996, and 1995.

          Statements of Stockholders' Equity for the years ended December
              31, 1997, 1996, and 1995.
          Statements of Cash Flows for the years ended December 31, 1997,
              1996, and 1995.

          Notes to Financial Statements
         Variable Account J
          Statements of Assets and Liabilities - December 31, 1997 Statements of Operations and Changes in Net Assets for the year ended December 31, 1997
          Notes to Financial Statements

    (b)  Exhibits:

    *     (1)  Resolution of the Board of Directors establishing Variable
               Account J

          (2)  Not applicable

    *     (3a) Principal Underwriter's Agreement

    *     (3b) Specimen Agreement between Principal Underwriter and Dealer

    **    (3c) Manning & Napier Broker/Dealer's Agreement

    *     (4a) Form of Group Variable Annuity Contract of Liberty Assurance
               Company of Boston

    *     (4b) Form of Variable Annuity Certificate of Liberty Life
               Assurance Company of Boston

    *     (4c) Form of Tax-Sheltered Annuity Endorsement

    *     (4d) Form of Individual Retirement Annuity Endorsement

    *     (4e) Form of Corporate/Keogh 401(a) Plan Endorsement

    *     (4f) Form of Unisex Endorsement

    **    (4g) Specimen Group Variable Annuity Contract of Liberty Life
               Assurance Company of Boston (M&N)

    **    (4h) Specimen Variable Annuity Certificate of Liberty Life
               Assurance Company of Boston (M&N)

    ***   (4i) Specimen Group Variable Annuity Contract of Liberty Life
               Assurance Company of Boston (LA)

    ***   (4j) Specimen Variable Annuity Certificate of Liberty Life
               Assurance Company of Boston (LA)

    *     (5a) Form of Application for a Group Variable Annuity Contract

    *     (5b) Form of Application for a Group Variable Annuity Certificate

    ***   (6a) Articles of Incorporation of Liberty Life Assurance Company
               of Boston

    *     (6b) By-Laws of Liberty Life Assurance Company of Boston

          (7)  Not applicable

    *    (8a) Form of Participation Agreement

    **   (8b) Participation Agreement Among Manning & Napier Insurance
              Fund, Inc., Manning & Napier Investor Services, Inc., Manning & Napier Advisors, Inc., and Liberty Life Assurance Company of Boston

    **   (8c) Participation Agreement By and Among Liberty Life Assurance
              Company of Boston, SteinRoe Variable Investment Trust and Keyport Financial Services Corp.

    ***  (8d) Participation Agreement Among MFS Variable Insurance Trust,
              Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Corp.

    ***  (8e) Participation Agreement Among The Alger American Fund,
              Liberty Life Assurance Company of Boston, and Fred Alger and Company, Incorporated

    ***  (8f) Participation Agreement Among Alliance Variable Products
              Series Fund, Inc., Alliance Fund Distributors, Inc., Alliance Capital Management L.P., and Liberty Life Assurance Company of Boston.

    ***  (8g) Amended and Restated Participation Agreement By and Among
              Keyport Variable Investment Trust, Keyport Financial Services Corp., Keyport Life Insurance Company and Liberty Life Assurance Company of Boston.

    ***  (9)  Opinion and Consent of Counsel


         (10) Consents of Independent Auditors


         (11) Not applicable

         (12) Not applicable


    **** (13) Schedule for Computations of Performance Quotations


    *    (15) Chart of Affiliations

    *    (16) Powers of Attorney

    *    (17) Specimen Tax-Sheltered Annuity Acknowledgement

    *    (18) Administrative Services Agreement


    +     (27) Financial Data Schedule


* Incorporated by reference to Registration Statement (File No. 333-29811; 811-08269) filed on or about June 18, 1997.

**  Incorporated by reference to Pre-Effective Amendment No. 1 to
    Registration Statement (File No. 333-29811; 811-08269) filed on or about June 27, 1997.

*** Incorporated by reference to Post-Effective Amendment No. 1 to
    Registration Statement (File No. 333-29811; 811-08269) filed on or about July 17, 1997.


****Incorporated by reference to Post-Effective Amendment No. 4 to
    Registration Statement (File No. 333-29811; 811-08269) filed on or about March 2, 1998.

+ Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement (File No. 333-29811; 811-08269) filed on or about April 14, 1998.


Item 25.  Officers and Directors of the Depositor.

Name and
Business Address*         Position and Offices with Depositor

Gary L. Countryman        Chairman of the Board & Chief Exec. Officer

Edmund F. Kelly           President and CAO

Morton E. Spitzer         Exec. VP and COO-Individual

Jean M. Scarrow           Exec. VP and COO-Group



A. Alexander Fontanes     Vice President

Andrew M. Girdwood, Jr.   Vice President

Richard W. Hadley         Vice President

Elizabeth P. Jefferson    Vice President

Richard B. Lassow         Vice President

Merrill J. Mack           Vice President

Douglas T. Maines         Vice President

John S. O'Donnell         Vice President

Gerard A. Paolino         Vice President


Joseph J. Poplaski, Jr.   Vice President

S. Robin Pratt            Vice President


Steven M. Sentler         Vice President

John A. Tymochko          Vice President


E. Janney Wilson          Vice President


Barry S. Gilvar           Secretary

Elliot J. Williams        Treasurer

Gerald H. Dolan           Assistant Treasurer

Bernard Gillen            Assistant Treasurer

James W. Jakobek          Assistant Treasurer


Charlene Albanese         Assistant Secretary


Diane S. Bainton          Assistant Secretary

Katherine Desiderio       Assistant Secretary



James R. Pugh             Assistant Secretary


Harvey Swedlove           Assistant Secretary


Directors

John B. Conners          J. Paul Condrin, III      Morton E. Spitzer
Gary L. Countryman       Edmund F. Kelly           Jean M. Scarrow
A. Alexander Fontanes    Christopher C. Mansfield

*175 Berkeley Street, Boston, Massachusetts 02117, unless noted otherwise

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

          The Depositor controls the Registrant, and is an affiliate of Keyport Financial Services Corp. (KFSC), a Massachusetts corporation functioning as a broker/dealer of securities. KFSC files separate financial statements. Both are ultimately owned by Liberty Mutual Insurance Company.

          The Depositor is an affiliate of Liberty Advisory Services Corp.
(LASC), a Massachusetts corporation functioning as an investment advisor. LASC files separate financial statements and is ultimately owned by Liberty Mutual Insurance Company.

         Chart for the affiliations of the Depositor is incorporated by reference to the Registration Statement (Files No. 333-29811; 811-08269) filed on or about June 18, 1997.

Item 27.  Number of Contract Owners.


         As of April 1, 1998, there were 124 Qualified Contract Owners and 200 Non-Qualified Contract Owners.


Item 28.  Indemnification.

         Directors and officers of the Depositor and the principal underwriter are covered persons under Directors and Officers/Errors and Omissions liability insurance policies. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers under such insurance policies, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the variable annuity contracts, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters.

          Keyport Financial Services Corp. (KFSC) is principal underwriter of the SteinRoe Variable Investment Trust and the Liberty Variable Investment Trust, which offer eligible funds for variable annuity and variable life insurance contracts. KFSC is also principal underwriter for Variable Account K of Liberty Life Assurance Company of Boston and for the KMA Variable Account, Variable Account A and Keyport Variable Account-I of Keyport Life Insurance Company and for the Independence Variable Annuity Account and Independence Variable Life Account of Independence Life and Annuity Company both are affiliated companies of Liberty Life.

The directors and officers are:

Name and Principal        Position and Offices
Business Address*         with Underwriter

John W. Rosensteel        Chairman of the Board and President

James J. Klopper          Director and Clerk

Francis E. Reinhart       Director and Vice President-Administration

Rogelio P. Japlit         Treasurer

Paul T. Holman            Assistant Clerk

Donald A. Truman          Assistant Clerk

     *125 High Street, Boston, Massachusetts 02110.

Item 30.  Location of Accounts and Records.

    Liberty Life Assurance Company of Boston, 175 Berkeley St., Boston, MA
02117

     Keyport Life Insurance Company, 125 High St., Boston, MA 02110

Item 31.  Management Services.

     Not applicable.

Item 32.  Undertakings.

     The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
(2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     Registrant represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code. Registrant further represents that it has complied with the provisions of paragraphs (1) - (4) of that letter. Specimen of acknowledgement form used to comply with paragraph (4) is incorporated by reference to the Registration Statement Form N-4 (Files No. 333-29811; 811-08269) filed on or about June 18, 1997.

Representation

     Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor. Further, this representation applies to each form of the contract described in a prospectus and statement of additional information included in this Registration Statement.







                                 SIGNATURES






                                 SIGNATURES


    As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the City of Boston and Commonwealth of Massachusetts, on this 30th day of April, 1998.


                                              Variable Account J
                                              (Registrant)


                              BY: Liberty Life Assurance Company of Boston
                                               (Depositor)



                                BY:  /s/Elliot J. Williams
                                    Elliot J. Williams, Treasurer






As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/GARY L. COUNTRYMAN*              /s/EDMUND F. KELLY*
GARY L. COUNTRYMAN                  EDMUND F. KELLY
Chairman of the Board               President

/s/J. PAUL CONDRIN,III*            /s/ELLIOT J. WILLIAMS    04/30/98
J. PAUL CONDRIN, III                ELLIOT J. WILLIAMS       Date
Director                            Treasurer

/s/JOHN B. CONNERS*
JOHN B. CONNERS
Director

/s/A. ALEXANDER FONTANES*
A. ALEXANDER FONTANES
Director

/s/EDMUND F. KELLY*
EDMUND F. KELLY
Director

/s/CHRISTOPHER C. MANSFIELD*
CHRISTOPHER C. MANSFIELD
Director
                                 *BY:  /s/ELLIOT J. WILLIAMS     04/30/98
/s/JEAN M. SCARROW*                    Elliot J. Williams        Date
JEAN M. SCARROW                        Attorney-in-Fact
Director

/s/MORTON E. SPITZER*
MORTON E. SPITZER
Director




*Elliot J. Williams has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 in the Registration Statement (Files No. 333-29811; 811-08269) filed on or about June 18, 1997.




                                EXHIBIT INDEX

Exhibit                                                               Page

(10) Consents of Independent Auditors







                                                              EXHIBIT     10







                        CONSENT OF INDEPENDENT AUDITORS







   We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our reports dated February 27, 1998, with respect to the financial statements of Liberty Life Assurance Company of Boston, and March 13, 1998, with respect to the financial statements of Liberty Life Assurance Company of Boston-Variable Account J, included in this Post-Effective Amendment No. 6 to the Registration Statement (Form N-4, Nos. 333-29811; 811-08269).











Boston, Massachusetts                             /s/Ernst & Young LLP
April 30, 1998











              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





The Board of Directors
Liberty Life Assurance Company of Boston:






We consent to the use of our report dated February 16, 1996 with respect to the financial statements of Liberty Life Assurance Company of Boston included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.







/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP
Boston, Massachusetts
April 30, 1998